UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report March 31, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Symphony International Equity Fund	NSIAX	NSECX	NSREX	NSIEX
Nuveen Symphony Large-Cap Growth Fund	NCGAX	NCGCX	NSGQX	NSGIX
Nuveen Symphony Low Volatility Equity Fund	NOPAX	NOPCX	—	NOPRX
Nuveen Symphony Mid-Cap Core Fund	NCCAX	NCCCX	NMCRX	NCCIX
Nuveen Symphony Small Cap Core Fund	NSSAX	NSSCX	—	NSSIX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The financial markets saw an increase in volatility over the past year. Global economic growth has continued to look fragile, led by China’s ongoing slowdown and stagnant growth in Europe and Japan. By contrast, the U.S. economy’s modest recovery stayed on pace. However, concerns about downside risks to U.S. economic growth were heightened in early 2016 amid a weak global growth outlook and churning stock markets. In addition to the challenging economic backdrop, the persistent decline of oil prices and a rally in the U.S. dollar dampened U.S. corporate earnings growth, further contributing to an uncertain outlook.

For most of 2015, the U.S. Federal Reserve postponed the first increase to its main policy interest rate, which tended to boost risky assets and weigh on longer-term bond yields at points throughout the year. However, volatility rose in the late spring amid Greece’s turbulent negotiations with its European Union creditors. China’s stock market declined amid worries about its decelerating economy and a loss of confidence in its policy makers. Conditions turned more favorable in the fall, as the Fed delayed its rate hike again in October, the European Central Bank appeared poised for further easing and China administered another round of stimulus measures. By the time the Fed announced the rate hike in December, the move was widely expected and had very little market impact.

Although volatility spiked in early 2016, conditions have generally improved since mid-February 2016. Global growth expectations remain subdued, but investors have gained more confidence that the Fed’s interest rate increases will be gradual, oil prices appear more stable, the U.S. dollar has weakened and the U.S. economy continues to look fairly resilient. Consumer spending, which represents roughly two-thirds of the economy, continues to be supported by the meaningful improvement in the labor market, wage growth and cheaper gas prices.

The global markets may continue seeing bouts of market turbulence this year. While short-term volatility can be uncomfortable for investors, these periods can also provide opportunities. The experienced investment professionals working for you at Nuveen continue to seek upside potential and manage downside risks, whether markets are rising or falling. We also encourage you to contact your financial advisor, who can help you develop a plan to weather short-term price swings, while remaining consistent with your investment goals, time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 23, 2016

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Symphony International Equity Fund

Nuveen Symphony Large-Cap Growth Fund

Nuveen Symphony Low Volatility Equity Fund

Nuveen Symphony Mid-Cap Core Fund

Nuveen Symphony Small Cap Core Fund

These Funds feature portfolio management by Symphony Asset Management LLC (Symphony), an affiliate of Nuveen Investments, Inc. Gunther Stein, who serves as the firm’s Chief Investment Officer and Chief Executive Officer, Ross Sakamoto, CFA, and Marc Snyder manage all five Funds.

Effective January 29, 2016, Gabriel Mass, CFA, was added as a co-portfolio manager to the Nuveen Symphony International Equity Fund.

Here the portfolio managers discuss key investment strategies and performance of the Funds for the six-month reporting period ended March 31, 2016.

How did the Funds perform during the six-month reporting period ended March 31, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the six-month, one-year, five-year and since inception periods ended March 31, 2016. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its corresponding market index and Lipper average. A more detailed account of each Fund’s performance is provided later in this report.

What was the primary investment strategy for each Fund and how did this strategy affect the Fund’s performance for the six-month reporting period ended March 31, 2016?

Nuveen Symphony International Equity Fund

The Fund’s Class A Shares at NAV outperformed the MSCI EAFE Index, but underperformed the Lipper International Multi-Cap Growth Funds Classification Average during the reporting period.

The Fund seeks to provide portfolio diversification potential and exposure to the performance of international companies through a portfolio of both growth and value non-U.S. equity securities. The Fund invests at least 80% of the sum of its net assets in non-U.S. equity securities and primarily invests in developed countries, but it may invest up to 15% of its net assets in equity securities of companies located in emerging market countries. The portfolio managers build portfolios with the assistance of quantitative tools, seeking to maximize upside potential while maintaining the risk profile of the strategy. Macro-economic and asset class views are taken into consideration. Security level risks are monitored by sector-focused analysts and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis. Through regular meetings, quantitative tools and ongoing communication between the CIO, portfolio managers and analysts, Symphony assesses changing economic expectations and market risks and adjusts the risk profile of the portfolio.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

During the reporting period, country positions in Switzerland, Singapore, Indonesia, Spain and South Korea contributed positively to relative performance. Currency effects also contributed to performance relative to the MSCI EAFE Index. Individual sectors that contributed to performance versus the benchmark included health care, telecommunication services and financials.

Individual positions that contributed to Fund performance included telecommunication service sector holding PT Telekomunikasi Indonesia, a state-owned telecommunication company and majority owner of local wireless leader Telkomsel. The Indonesian-based company was one of the top contributors to the Fund’s return. The company performed well over the reporting period, in part because of its defensive nature and healthy dividend. Also contributing to performance were shares of health care company Shionogi & Company Limited. During the reporting period the Japanese-based pharmaceutical company reported solid earnings and raised their year-end dividend forecast for fiscal year 2016. Lastly, consumer staples holding Wilmar International Limited contributed to performance. The company operates as an agribusiness company in the People’s Republic of China and internationally. Shares of the Singapore- based company surged as a result of higher sugar prices and sales during the reporting period.

Our country position in Germany detracted from performance, along with our underweight Australia position. Individual sectors that detracted from performance included energy and consumer discretionary. Individual holdings that detracted from performance included positions in the financial sector holding Royal Bank of Scotland. The bank’s results have been hampered by continuing litigation in the U.S. over the sale of residential mortgage-backed securities. The bank is in the middle of a large restructuring as it shifts away from being a lender with global ambitions to focus on retail and corporate banking in Britain. Also detracting from performance was EcoPetrol SA Energy which sold off as oil prices continued to fall during the reporting period impacting energy-related companies. Lastly, financial holding Nomura Real Estate Holdings, Inc. detracted from performance. Japan’s largest securities firm fell on disappointing third quarter results.

Symphony Large-Cap Growth Fund

The Fund’s Class A Shares at NAV underperformed the Russell 1000® Growth Index, but outperformed the Lipper Large-Cap Growth Funds Classification Average during the reporting period.

The Fund seeks to offer long-term capital appreciation potential by investing in a portfolio of large-capitalization growth stocks. The Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Growth Index.

The goal of the actively-managed portfolio construction process is to build a well-diversified portfolio that reflects the Russell 1000® Growth Index in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark. Seeking to provide consistent long-term outperformance, the Nuveen Symphony Large-Cap Growth Fund utilizes a multi-faceted process.

The portfolio invests in high quality companies with strong growth potential and attractive valuations, seeking to maximize upside potential while maintaining a style-pure risk profile. Security level risks are monitored by sector-focused analysts and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis. Through regular meetings, quantitative tools and ongoing communication between the CIO, portfolio managers and analysts, Symphony assesses changing economic expectations and market risks and adjusts the risk profile of the portfolio.

During the reporting period the consumer discretionary and utilities sectors contributed positively to relative performance. In particular, our position in Alphabet Inc. (Google’s parent company) performed well. It is well positioned across many Internet-related verticals and benefitted from a positive reaction to the increased transparency of its new corporate structure. In addition, Mellanox Technologies, Limited positively impacted performance. The Israeli company is a leading supplier of interconnect solutions and data services for servers and storage. The company reported strong third quarter earning which boosted returns. Lastly, Digital Realty Trust Inc. contributed to performance. Shares of the company that owns, acquires, develops and manages technology-related real estate, continued to rise during the reporting period. The company reported better than expected earnings after acquiring Telx, a provider of 1.3 million square feet of data-center space.

The health care, financials, industrials and consumer staples sectors negatively impacted the Fund’s relative performance during the reporting period. Individual positions that detracted included information technology holding Akamai Technologies, Inc. The

6	Nuveen Investments

company’s equity traded off early in the reporting period owing to a multitude of factors hitting the business at once, including the top three media customers bringing more business in-house, a general slowdown in media delivery volumes and a slowdown in the online performance products. Performance was also negatively impacted by a position in Endo International PLC. The specialty pharmaceutical company detracted amid pre-announced negative earnings surrounding renewed scrutiny of prescription drug pricing.

Nuveen Symphony Low Volatility Equity Fund

The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Index and the Lipper Large-Cap Core Funds Classification Average during the reporting period.

The Fund seeks to produce long-term returns superior to the market with lower absolute volatility than the broad equity market. The Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with varying market capitalizations.

The Fund is constructed of primarily large-capitalization stocks and targets 10% less volatility than the Russell 1000® Index. The Fund invests in high and low beta stocks across cyclical and defensive sectors, in contrast to other low volatility strategies that focus primarily on defensive sectors and stocks. Security level risks are monitored by sector-focused analysts, and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis. Through regular meetings, quantitative tools and ongoing communication between the CIO, portfolio managers and analysts, Symphony assesses changing economic expectations and market risks and adjusts the risk profile of the portfolio.

The consumer staples, consumer discretionary and energy sectors contributed positively to relative performance versus the Russell 1000® Index. In particular, our position in Alphabet Inc. (Google’s parent company) performed well. It is well positioned across many internet-related verticals and benefitted from a positive reaction to the increased transparency of its new corporate structure. Also positively impacting performance was Kimberly-Clark Corporation. The consumer products company posted better than expected third quarter results. Lastly, Madison Square Garden Inc. reported strong third quarter earnings beating analyst expectations as revenue grew across its media, sports and entertainment divisions. The position was sold following the spin-off of its network business, as we believed many of the catalysts had played out.

The Fund’s telecommunications services, information technology and financial sector holdings negatively impacted performance during the reporting period. From a stock specific standpoint, a position in Signet Jewelers Limited hindered performance during the reporting period. Signet Jewelers was negatively impacted by an uptick in bad debt expenses, which resulted in investors becoming concerned about the company’s growth prospects. We sold our position in Signet Jewelers Limited during the reporting period.

Also detracting from performance was Valeant Pharmaceuticals International. The developer of drugs for central nervous system disorders and a distributor of generic drugs, underperformed amid criticism of its business practices and recent debates regarding U.S. drug pricing. We sold our position in Valeant Pharmaceuticals International during the reporting period. Lastly detracting from performance were shares of Voya Financial Inc. The company reported lower than expected third quarter 2015 earnings which dragged on performance during the reporting period.

Nuveen Symphony Mid-Cap Core Fund

The Fund’s Class A Shares at NAV, underperformed both the Russell Midcap® Index and the Lipper Multi-Cap Core Funds Classification Average during the reporting period.

The Fund seeks to offer long-term capital appreciation potential by investing in a portfolio of diversified, mid-cap stocks with sustainable earnings growth over the long term. The Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap® Index.

The goal of the actively-managed portfolio construction process is to build a well-diversified portfolio that reflects the Russell Midcap® Index in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark. The

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Fund consists of mid-capitalization core equities that are selected using a multi-faceted investment process that incorporates fundamental research, a comprehensive market outlook and proactive risk management.

The portfolio invests in high quality companies with growth potential and attractive valuations, seeking to maximize upside potential while maintaining a consistent risk profile. Security level risks are monitored by sector-focused analysts and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis. Through regular meetings, quantitative tools and ongoing communication between the CIO, portfolio managers and analysts, Symphony assesses changing economic expectations and market risks and adjusts the risk profile of the portfolio.

During the reporting period, the Fund’s holdings in the consumer staples and energy sectors contributed positively to relative performance. In particular, consumer staple holding Tyson Foods, Inc. contributed to performance. The company benefited from low feedstock costs and strong demand for chicken. Also contributing to performance was Constellation Brands, Inc. The beer and wine producer and marketer reported solid third quarter 2015 results, which positively impacted performance during the reporting period. Lastly, performance was also positively impacted by positions in Teleflex Inc. The producer of medical technology products produced solid earnings and announced its quarterly dividend during the reporting period.

The information technology, financials, health care and consumer discretionary sectors negatively impacted the Fund’s relative performance during the reporting period. Within the health care sector, shares of Community Health Systems, Inc. hurt performance. After announcing it would not meet third quarter earnings expectations, shares of the hospital health care service provider fell. Also detracting from relative performance was a position in Signet Jewelers Limited. Signet Jewelers was negatively impacted by an uptick in bad debt expenses, which resulted in investors becoming concerned about the company’s growth prospects. Lastly, our position in computer data storage company, Western Digital Corporation detracted after the company announced the acquisition of SanDisk. We sold our positions in both Signet Jewelers and Western Digital Corporation during the reporting period.

Nuveen Symphony Small Cap Core Fund

The Fund’s Class A Shares at NAV outperformed the Russell 2000® Index, but narrowly underperformed the Lipper Small Cap-Core Funds Classification Average during the reporting period.

The Fund seeks to offer long-term capital appreciation potential. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of small-capitalization companies. Small-capitalization companies are defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell 2000® Index immediately after its most recent reconstitution.

The goal of the actively-managed portfolio construction process is to build a well-diversified portfolio that reflects the Russell 2000® Index in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark.

The Fund consists of small-capitalization equities that are selected using a multi-faceted security selection process that incorporates fundamental research, a comprehensive market outlook and proactive risk management. Symphony seeks to increase returns by selecting companies within the following three investable themes: corporate events, hidden assets and misunderstood value.

The portfolio invests in high quality companies with growth potential and attractive valuations, seeking to maximize upside potential while maintaining a consistent risk profile. Security level risks are monitored by sector-focused analysts, and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis. Through regular meetings, quantitative tools and ongoing communication between the CIO, portfolio managers and analysts, Symphony assesses changing economic expectations and market risks and adjusts the risk profile of the portfolio.

During the reporting period, the Fund benefited from its health care, industrials, and consumer discretionary holdings. Contributing to performance were positions in John Bean Technologies Corporation. The company designs, manufactures, tests and services products and systems for food and beverage, and air transportation industries. The company has been able to sustain its impressive track record of growth with solid gains in revenue and earnings. Also contributing to performance was Mellanox Technologies, Limited. The Israeli company is a leading supplier of interconnect solutions and services for data servers and storage. The company

8	Nuveen Investments

reported strong third quarter earning which boosted returns. Lastly, contributing to relative performance was Green Dot Corporation. The company issues prepaid MasterCard and Visa cards and the stock rallied following the company’s better than expected fourth quarter results.

The Fund’s holdings in the financials, information technology and consumer staples sectors negatively impacted performance. Individual holdings that detracted from performance included Net 1 Ueps Technologies, Inc., a leading provider of payment solutions and transaction processing services across multiple industries and in a number of emerging economies. The company, which is based in South Africa, was negatively impacted by the strengthening of the U.S. dollar against the South African rand. Also detracting from performance were shares of Patriot National Inc., a national provider of comprehensive technology and outsourcing solutions within the property and casualty marketplace. This small, levered company attempted a secondary equity offering during the period which was not well received by the market, causing the stock to decline. We sold our position in Patriot National Inc. during the reporting period. Lastly, holdings in Wisdom Tree Investments Inc. detracted from performance. The stock sold off late in 2015 due to the firm’s assets under management declines and increased growth spending. We no longer hold the position.

Nuveen Investments	9

Risk Considerations

Nuveen Symphony International Equity Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as smaller company risk, are described in detail in the Fund’s prospectus.

Nuveen Symphony Large-Cap Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as investment focus (growth style) risk, are described in detail in the Fund’s prospectus.

Nuveen Symphony Low Volatility Equity Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s stated investment objectives will be achieved. Equity investments, such as those held by the Fund, may decline significantly in price over short or extended periods of time. Therefore, even if the Fund is able to maintain a portfolio with lower volatility than the broad equity market, the Fund’s returns and the value of the Fund’s shares will be volatile.

Nuveen Symphony Mid-Cap Core Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk or the risk of decline. Medium-sized or mid-cap company stocks are typically subject to greater volatility.

Nuveen Symphony Small Cap Core Fund

Mutual fund investing involves risk; principal loss is possible. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. These and other risk considerations, such as currency and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.

10	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Symphony International Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	2.42%	(7.92)%	2.86%	(0.76)%
Class A Shares at maximum Offering Price	(3.45)%	(13.21)%	1.65%	(1.51)%
MSCI EAFE Index	1.56%	(8.27)%	2.29%	(0.52)%
Lipper International Multi-Cap Growth Funds Classification Average	2.66%	(5.91)%	2.33%	(0.15)%

Class C Shares	2.00%	(8.61)%	2.07%	(1.50)%
Class R3 Shares	2.27%	(8.18)%	2.60%	4.26%
Class I Shares	2.56%	(7.68)%	3.11%	(0.51)%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 5/30/08. Since inception returns for Class R3 Shares are from 10/05/10. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.89%	2.62%	2.10%	1.59%
Net Expense Ratios	1.34%	2.09%	1.60%	1.09%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through January 31, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.13% (1.38% after January 31, 2017) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2017, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

12	Nuveen Investments

Nuveen Symphony Large-Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	6.45%	1.47%	10.77%	8.26%
Class A Shares at maximum Offering Price	0.34%	(4.36)%	9.47%	7.57%
Russell 1000® Growth Index	8.11%	2.52%	12.38%	8.16%
Lipper Large-Cap Growth Funds Classification Average	4.45%	(1.43)%	10.45%	6.94%

Class C Shares	6.05%	0.72%	9.95%	7.46%
Class R3 Shares	6.31%	1.23%	10.50%	13.88%
Class I Shares	6.57%	1.74%	11.05%	8.52%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper classification average, are from 12/15/06. Since inception returns for Class R3 Shares are from 9/29/09. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.13%	1.88%	1.38%	0.88%

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Fund Performance and Expense Ratios (continued)

Nuveen Symphony Low Volatility Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	6.18%	0.88%	11.42%	6.79%
Class A Shares at maximum Offering Price	0.08%	(4.94)%	10.11%	6.05%
Russell 1000® Index	7.75%	0.50%	11.35%	5.97%
S&P 500® Index	8.49%	1.78%	11.58%	5.87%
Lipper Large-Cap Core Funds Classification Average	6.27%	(1.24)%	9.80%	4.80%

Class C Shares	5.77%	0.14%	10.57%	5.99%
Class I Shares	6.32%	1.16%	11.70%	7.06%

Since inception returns are from 9/28/07. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.22%	1.97%	0.97%
Net Expense Ratios	1.05%	1.80%	0.80%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through January 31, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.80% (1.45% after January 31, 2017) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2017 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

14	Nuveen Investments

Nuveen Symphony Mid-Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	2.79%	(6.12)%	7.56%	6.90%
Class A Shares at maximum Offering Price	(3.13)%	(11.53)%	6.29%	6.26%
Russell Midcap® Index	5.94%	(4.04)%	10.30%	7.88%
Lipper Multi-Cap Core Funds Classification Average	4.93%	(3.87)%	9.02%	6.13%

Class C Shares	2.42%	(6.83)%	6.76%	6.10%
Class R3 Shares	2.67%	(6.36)%	7.29%	13.66%
Class I Shares	2.92%	(5.89)%	7.84%	7.17%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 5/31/06. Since inception returns for Class R3 Shares are from 5/05/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.51%	2.26%	1.76%	1.25%
Net Expense Ratios	1.39%	2.14%	1.64%	1.14%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through January 31, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.15% (1.40% after January 31, 2017) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2017 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Small Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	2.99%	(6.24)%	0.65%
Class A Shares at maximum Offering Price	(2.93)%	(11.63)%	(1.90)%
Russell 2000® Index	2.02%	(9.76)%	1.18%
Lipper Small Cap-Core Funds Classification Average	3.17%	(7.90)%	1.21%

Class C Shares	2.57%	(6.95)%	(0.11)%
Class I Shares	3.13%	(6.03)%	0.89%

Since inception returns are from 12/10/13. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	6.90%	7.96%	6.58%
Net Expense Ratios	1.36%	2.11%	1.11%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through January 31, 2017 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.15% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

16	Nuveen Investments

Holding

Summaries as of March 31, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Symphony International Equity Fund

Fund Allocation

(% of net assets)

Common Stocks	98.0%
Other Assets Less Liabilities	2.0%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Total SA	1.8%
Siemens AG	1.8%
Allianz AG ORD Shares	1.8%
Shionogi & Company Limited	1.7%
Nippon Telegraph and Telephone Corporation	1.6%

Portfolio Composition

(% of net assets)

Diversified Telecommunication Services	7.3%
Pharmaceuticals	6.7%
Insurance	6.5%
Food Products	5.1%
Food & Staples Retailing	5.1%
Chemicals	5.0%
Electric Utilities	4.9%
Banks	4.8%
Construction & Engineering	4.4%
Household Durables	3.7%
Road & Rail	3.4%
Automobiles	3.1%
Real Estate Management & Development	3.0%
Oil, Gas & Consumable Fuels	2.9%
Hotels, Restaurants & Leisure	2.5%
Industrial Conglomerates	2.5%
Biotechnology	2.1%
Media	2.1%
Software	2.0%
Internet Software & Services	1.9%
Other	19.0%
Other Assets Less Liabilities	2.0%
Net Assets	100%

Country Allocation1

(% of net assets)

Japan	19.5%
United Kingdom	11.6%
Germany	9.4%
Switzerland	8.0%
France	7.8%
Belgium	4.6%
United States	4.5%
Canada	4.3%
Sweden	4.0%
Israel	3.1%
Australia	2.9%
Other	18.3%
Other Assets Less Liabilities	2.0%
Total	100%

1	Includes 7.8% (as a percentage of net assets) in emerging market countries.

Nuveen Investments	17

Holding Summaries as of March 31, 2016 (continued)

Nuveen Symphony Large-Cap Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	99.9%
Repurchase Agreements	0.1%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Internet Software & Services	8.4%
Biotechnology	7.6%
Software	6.6%
Specialty Retail	6.5%
IT Services	6.0%
Technology Hardware, Storage, & Peripherals	4.7%
Aerospace & Defense	4.6%
Health Care Providers & Services	3.7%
Food & Staples Retailing	3.7%
Hotels, Restaurants & Leisure	3.7%
Media	3.6%
Real Estate Investment Trust	3.5%
Beverages	3.5%
Semiconductors & Semiconductor Equipment	3.2%
Internet & Catalog Retail	3.0%
Pharmaceuticals	2.9%
Food Products	2.7%
Communications Equipment	2.6%
Other	19.4%
Repurchase Agreements	0.1%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Alphabet Inc., Class A	5.3%
Apple, Inc.	4.7%
Microsoft Corporation	3.1%
Facebook Inc., Class A Shares	3.0%
Amazon.com, Inc.	3.0%

18	Nuveen Investments

Nuveen Symphony Low Volatility Equity Fund

Fund Allocation

(% of net assets)

Common Stocks	97.6%
Repurchase Agreements	2.9%
Other Assets Less Liabilities	(0.5)%
Net Assets	100%

Portfolio Composition

(% of net assets)

IT Services	6.5%
Insurance	5.7%
Real Estate Investment Trust	5.2%
Specialty Retail	4.6%
Pharmaceuticals	4.4%
Household Products	4.3%
Oil, Gas & Consumable Fuels	3.7%
Food Products	3.7%
Industrial Conglomerates	3.7%
Multi-Utilities	3.6%
Aerospace & Defense	3.5%
Software	3.5%
Banks	3.4%
Commercial Services & Supplies	3.4%
Electric Utilities	3.2%
Biotechnology	3.0%
Internet Software & Services	3.0%
Health Care Equipment & Supplies	2.6%
Food & Staples Retailing	2.4%
Capital Markets	2.3%
Chemicals	2.2%
Other	19.7%
Repurchase Agreements	2.9%
Other Assets Less Liabilities	(0.5)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Alphabet Inc., Class A	3.0%
Microsoft Corporation	2.3%
General Electric Company	2.1%
Visa Inc.	1.9%
Wells Fargo & Company	1.7%

Nuveen Investments	19

Holding Summaries as of March 31, 2016 (continued)

Nuveen Symphony Mid-Cap Core Fund

Fund Allocation

(% of net assets)

Common Stocks	98.8%
Repurchase Agreements	1.3%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Real Estate Investment Trust	9.2%
Insurance	5.9%
Specialty Retail	5.9%
IT Services	5.2%
Multi-Utilities	5.1%
Food Products	4.7%
Software	3.9%
Health Care Equipment & Supplies	3.9%
Capital Markets	3.5%
Chemicals	3.2%
Diversified Financial Services	3.1%
Communications Equipment	3.0%
Semiconductors & Semiconductor Equipment	3.0%
Oil, Gas & Consumable Fuels	2.7%
Beverages	2.6%
Electric Utilities	2.6%
Hotels, Restaurants & Leisure	2.5%
Aerospace & Defense	2.3%
Banks	2.0%
Machinery	1.9%
Health Care Providers & Services	1.9%
Textiles, Apparel & Luxury Goods	1.6%
Other	19.1%
Repurchase Agreements	1.3%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Hartford Financial Services Group, Inc.	2.0%
Constellation Brands, Inc., Class A	2.0%
DTE Energy Company	1.8%
O’Reilly Automotive Inc.	1.7%
Intercontinental Exchange Group, Inc.	1.6%

20	Nuveen Investments

Nuveen Symphony Small Cap Core Fund

Fund Allocation

(% of net assets)

Common Stocks	99.7%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Portfolio Composition

(% of net assets)

Real Estate Investment Trust	8.8%
Banks	8.5%
IT Services	7.9%
Health Care Equipment & Supplies	6.8%
Semiconductors & Semiconductor Equipment	6.6%
Insurance	5.3%
Commercial Services & Supplies	4.6%
Hotels, Restaurants & Leisure	4.0%
Machinery	3.9%
Gas Utilities	2.7%
Electronic Equipment, Instruments & Components	2.5%
Software	2.4%
Aerospace & Defense	2.2%
Trading Companies & Distributors	2.0%
Thrifts & Mortgage Finance	2.0%
Consumer Finance	2.0%
Auto Components	1.9%
Specialty Retail	1.8%
Biotechnology	1.7%
Multi-Utilities	1.7%
Health Care Providers & Services	1.7%
Other	18.7%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Watsco Inc.	2.0%
John Bean Technologies Corporation	2.0%
Green Dot Corporation, Class A Shares	1.9%
Waste Connections Inc.	1.8%
Unitil Corp.	1.7%

Nuveen Investments	21

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2016.

The beginning of the period is October 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony International Equity Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,024.20	$1,020.00	$1,022.70	$1,025.60
Expenses Incurred During the Period	$6.78	$10.55	$8.04	$5.52
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.30	$1,014.55	$1,017.05	$1,019.55
Expenses Incurred During the Period	$6.76	$10.53	$8.02	$5.50

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.34%, 2.09%, 1.59% and 1.09% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

22	Nuveen Investments

Nuveen Symphony Large-Cap Growth Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,064.50	$1,060.50	$1,063.10	$1,065.70
Expenses Incurred During the Period	$5.88	$9.74	$7.17	$4.60
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.30	$1,015.55	$1,018.05	$1,020.55
Expenses Incurred During the Period	$5.76	$9.52	$7.01	$4.50

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.14%, 1.89%, 1.39% and 0.89% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Symphony Low Volatility Equity Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,061.80	$1,057.70	$1,063.20
Expenses Incurred During the Period	$5.36	$9.21	$4.07
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.80	$1,016.05	$1,021.05
Expenses Incurred During the Period	$5.25	$9.02	$3.99

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.04%, 1.79% and 0.79% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Symphony Mid-Cap Core Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,027.90	$1,024.20	$1,026.70	$1,029.20
Expenses Incurred During the Period	$7.05	$10.83	$8.36	$5.78
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.05	$1,014.30	$1,016.75	$1,019.30
Expenses Incurred During the Period	$7.01	$10.78	$8.32	$5.76

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.39%, 2.14%, 1.65% and 1.14% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Investments	23

Expense Examples (continued)

Nuveen Symphony Small Cap Core Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,029.90	$1,025.70	$1,031.30
Expenses Incurred During the Period	$6.90	$10.69	$5.64
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.20	$1,014.45	$1,019.45
Expenses Incurred During the Period	$6.86	$10.63	$5.60

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.36%, 2.11% and 1.11% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

24	Nuveen Investments

Nuveen Symphony International Equity Fund

Portfolio of Investments	March 31, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.0%

	COMMON STOCKS – 98.0%

	Aerospace & Defense – 0.7%

16,121	BAE Systems PLC	$117,853

	Airlines – 0.7%

1,396	Ryanair Holdings PLC	119,805

	Auto Components – 0.9%

3,038	Linamar Corporation	146,175

	Automobiles – 3.1%

10,631	Peugeot SA, (2)	182,181

2,213	Renault SA	219,887

2,504	Toyota Motor Corporation	132,425
	Total Automobiles	534,493

	Banks – 4.8%

36,725	Bank Hapoalim BM	190,652

7,611	ForeningsSparbanken AB	163,972

34,349	Royal Bank of Scotland Group PLC, (2)	109,866

4,783	Shinhan Financial Group Company Limited, ADR	168,409

6,100	Sumitomo Mitsui Financial Group, Inc.	184,932
	Total Banks	817,831

	Biotechnology – 2.1%

1,550	Actelion Limited	231,642

9,158	Swedish Orphan Biovitrum AB, (2)	128,375
	Total Biotechnology	360,017

	Building Products – 0.9%

7,500	JS Group Corporation	152,939

	Chemicals – 5.0%

2,214	Celanese Corporation, Series A	145,017

5,055	Evonik Industries AG	151,654

3,370	Laxness AG	161,979

31,000	Mitsubishi Chemical Holdings Corporation	161,824

4,408	Umicore	219,444
	Total Chemicals	839,918

	Commercial Services & Supplies – 1.8%

3,879	Progressive Waste Solutions Limited	120,604

11,666	Securitas AB, Class B Shares	193,278
	Total Commercial Services & Supplies	313,882

Nuveen Investments	25

Nuveen Symphony International Equity Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Shares	Description (1)	Value

	Construction & Engineering – 4.4%

1,554	Compagnie d’Entreprises	$147,175

33,000	Kajima Corporation	207,011

34,000	Taisei Corporation	224,763

2,193	Vinci S.A	163,375
	Total Construction & Engineering	742,324

	Diversified Financial Services – 1.1%

5,192	Investor AB, B Shares	183,806

	Diversified Telecommunication Services – 7.3%

39,078	BT Group PLC	247,234

5,839	Chunghwa Telecom Co., Ltd, Sponsored ADR	197,125

6,400	Nippon Telegraph and Telephone Corporation	275,687

4,293	PT Telekomunikasi Indonesia, Sponsored ADR	218,299

28,686	Telekom Austria AG	176,494

30,994	Telstra Corporation Limited	126,633
	Total Diversified Telecommunication Services	1,241,472

	Electric Utilities – 4.9%

2,233	Acciona SA	172,732

9,185	Endesa S.A, (2)	176,319

35,967	Iberdrola SA	239,872

9,120	Korea Electric Power Corporation, Sponsored ADR	234,840
	Total Electric Utilities	823,763

	Food & Staples Retailing – 5.1%

858	Costco Wholesale Corporation	135,204

2,163	Delhaize Group	225,822

43,264	J. Sainsbury PLC	171,687

6,131	Metro AG	189,969

1,651	Walgreens Boots Alliance Inc.	139,080
	Total Food & Staples Retailing	861,762

	Food Products – 5.1%

8,151	Marine Harvest	125,594

3,636	Nestle SA	271,693

15,635	Orkla ASA	141,618

181,500	WH Group Limited, (2), (3)	131,492

80,000	Wilmar International Limited	199,429
	Total Food Products	869,826

	Health Care Providers & Services – 1.1%

89,637	Healthscope Limited	182,772

26	Nuveen Investments

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – 2.5%

4,793	Carnival Corporation	$258,286

10,937	TUI AG	169,492
	Total Hotels, Restaurants & Leisure	427,778

	Household Durables – 3.7%

20,681	Barratt Developments PLC	166,486

6,071	Bellway PLC	228,712

2,444	Berkely Group Holdings	112,958

4,030	Persimmon PLC	120,682
	Total Household Durables	628,838

	Household Products – 0.8%

1,349	Reckitt and Benckiser	130,394

	Industrial Conglomerates – 2.5%

5,026	Koc Holding AS	127,258

2,806	Siemens AG	297,423
	Total Industrial Conglomerates	424,681

	Insurance – 6.5%

4,772	Ageas	189,346

1,827	Allianz AG ORD Shares	297,185

5,958	NN Group NV	194,948

6,200	Sompo Japan Nipponkoa Holdings Inc.	175,624

2,559	Swiss Re AG	236,592
	Total Insurance	1,093,695

	Internet & Catalog Retail – 0.5%

151	Amazon.com, Inc., (2)	89,640

	Internet Software & Services – 1.9%

24,380	Auto Trader Group PLC	136,561

1,303	Netease.com, Inc., ADR	187,085
	Total Internet Software & Services	323,646

	IT Services – 1.0%

3,437	CGI Group Inc., (2)	164,261

	Life Sciences Tools & Services – 0.9%

889	Lonza AG	150,424

	Machinery – 0.8%

10,000	JTEKT Corporation	129,726

	Media – 2.1%

3,978	ProSiebenSat.1 Media AG	204,533

2,928	Telenet Group Holding NV, (2)	148,214
	Total Media	352,747

Nuveen Investments	27

Nuveen Symphony International Equity Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Shares	Description (1)	Value

	Metals & Mining – 0.7%

10,388	Dominion Diamond Corporation	$115,178

	Oil, Gas & Consumable Fuels – 2.9%

7,069	Caltex Australia Limited	184,346

6,807	Total SA	310,292
	Total Oil, Gas & Consumable Fuels	494,638

	Paper & Forest Products – 1.0%

8,812	Norbord Incorporated	175,324

	Personal Products – 0.8%

2,889	Unilever PLC	130,807

	Pharmaceuticals – 6.7%

178	Galenica AG	267,680

1,397	Merck KGaA	116,537

1,498	Novartis AG	108,586

352	Roche Holdings AG	86,650

3,405	Sanofi-Synthelabo, SA	274,551

6,000	Shionogi & Company Limited	282,394
	Total Pharmaceuticals	1,136,398

	Real Estate Investment Trust – 1.0%

611	Unibail-Rodamco SE	168,113

	Real Estate Management & Development – 3.0%

74,200	Capitaland Limited	169,005

1,100	Daito Trust Construction Co, Limited	156,186

9,500	Nomura Real Estate Holdings, Inc.	175,574
	Total Real Estate Management & Development	500,765

	Road & Rail – 3.4%

1,200	Central Japan Railway Company	212,235

2,800	East Japan Railway Company	241,649

1,900	West Japan Railway Company	117,314
	Total Road & Rail	571,198

	Semiconductors & Semiconductor Equipment – 1.5%

2,425	Mellanox Technologies, Limited, (2)	131,750

1,436	NXP Semiconductors NV, (2)	116,416
	Total Semiconductors & Semiconductor Equipment	248,166

	Software – 2.0%

2,333	Check Point Software Technology Limited, (2)	204,067

11,167	Playtech PLC	138,973
	Total Software	343,040

28	Nuveen Investments

Shares	Description (1)	Value

	Technology Hardware, Storage & Peripherals – 1.3%

5,700	Fuji Photo Film Co., Ltd.	$225,427

	Trading Companies & Distributors – 1.5%

20,100	Itochu Corporation	247,533
	Total Long-Term Investments (cost $16,416,380)	16,581,055
	Other Assets Less Liabilities – 2.0%	339,936
	Net Assets – 100%	$16,920,991

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Nuveen Investments	29

Nuveen Symphony Large-Cap Growth Fund

Portfolio of Investments	March 31, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.9%

	COMMON STOCKS – 99.9%

	Aerospace & Defense – 4.6%

21,606	Honeywell International Inc.	$2,420,952

9,716	Huntington Ingalls Industries Inc.	1,330,509

7,095	Lockheed Martin Corporation	1,571,543

9,277	Raytheon Company	1,137,639

5,976	TransDigm Group Inc., (2)	1,316,752
	Total Aerospace & Defense	7,777,395

	Air Freight & Logistics – 0.7%

11,221	United Parcel Service, Inc., Class B	1,183,479

	Airlines – 1.3%

48,773	Southwest Airlines Co.	2,185,030

	Auto Components – 0.4%

41,830	Gentex Corporation	656,313

	Beverages – 3.5%

21,104	Coca-Cola Company	979,015

12,518	Constellation Brands, Inc., Class A	1,891,345

13,654	Molson Coors Brewing Company, Class B	1,313,242

16,994	PepsiCo, Inc.	1,741,545
	Total Beverages	5,925,147

	Biotechnology – 7.6%

46,142	AbbVie Inc.	2,635,631

18,090	Amgen Inc.	2,712,234

4,435	Biogen Inc., (2)	1,154,519

3,264	BioMarin Pharmaceutical Inc., (2)	269,215

11,217	Celgene Corporation, (2)	1,122,710

40,507	Gilead Sciences, Inc.	3,720,973

1,341	Regeneron Pharmaceuticals, Inc., (2)	483,350

10,296	Vertex Pharmaceuticals Inc., (2)	818,429
	Total Biotechnology	12,917,061

	Capital Markets – 0.4%

16,614	SEI Investments Company	715,233

	Chemicals – 2.2%

29,147	Axalta Coating Systems Limited, (2)	851,092

14,195	Celanese Corporation, Series A	929,773

6,615	Monsanto Company	580,400

30	Nuveen Investments

Shares	Description (1)	Value

	Chemicals (continued)

12,732	PPG Industries, Inc.	$1,419,491
	Total Chemicals	3,780,756

	Commercial Services & Supplies – 0.4%

14,150	Republic Services, Inc.	674,248

	Communications Equipment – 2.6%

61,515	Ciena Corporation, (2)	1,170,015

6,656	F5 Networks, Inc., (2)	704,538

18,457	Harris Corporation	1,437,062

38,630	Infinera Corporation, (2)	620,398

3,012	Palo Alto Networks, Incorporated, (2)	491,378
	Total Communications Equipment	4,423,391

	Diversified Financial Services – 1.3%

6,603	Intercontinental Exchange Group, Inc.	1,552,629

22,983	Voya Financial Inc.	684,204
	Total Diversified Financial Services	2,236,833

	Diversified Telecommunication Services – 2.5%

79,995	Verizon Communications Inc.	4,326,130

	Food & Staples Retailing – 3.7%

17,022	Costco Wholesale Corporation	2,682,327

43,904	Kroger Co.	1,679,328

24,282	Walgreens Boots Alliance Inc.	2,045,516
	Total Food & Staples Retailing	6,407,171

	Food Products – 2.7%

11,474	Hershey Foods Corporation	1,056,641

9,706	JM Smucker Company	1,260,227

16,052	McCormick & Company, Incorporated	1,596,853

18,384	WhiteWave Foods Company, (2)	747,126
	Total Food Products	4,660,847

	Health Care Providers & Services – 3.7%

7,982	Anthem Inc.	1,109,418

8,187	CIGNA Corporation	1,123,584

11,388	Express Scripts, Holding Company, (2)	782,242

5,410	McKesson HBOC Inc.	850,723

13,425	UnitedHealth Group Incorporated	1,730,483

6,506	Universal Health Services, Inc., Class B	811,428
	Total Health Care Providers & Services	6,407,878

Nuveen Investments	31

Nuveen Symphony Large-Cap Growth Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – 3.7%

13,980	Hyatt Hotels Corporation, Class A, (2)	$691,870

21,265	McDonald’s Corporation	2,672,585

50,877	Starbucks Corporation	3,037,357
	Total Hotels, Restaurants & Leisure	6,401,812

	Household Products – 1.2%

8,624	Clorox Company	1,087,141

7,785	Kimberly-Clark Corporation	1,047,160
	Total Household Products	2,134,301

	Industrial Conglomerates – 0.8%

14,909	Danaher Corporation	1,414,268

	Internet & Catalog Retail – 3.0%

8,649	Amazon.com, Inc., (2)	5,134,391

	Internet Software & Services – 8.4%

11,971	Alphabet Inc., Class A, (2)	9,132,674

45,452	Facebook Inc., Class A Shares, (2)	5,186,072
	Total Internet Software & Services	14,318,746

	IT Services – 6.0%

17,283	Cognizant Technology Solutions Corporation, Class A, (2)	1,083,644

10,787	Fidelity National Information Services	682,925

26,461	MasterCard, Inc.	2,500,565

47,697	PayPal Holdings, Inc., (2)	1,841,104

37,061	Visa Inc.	2,834,425

15,813	WEX Inc., (2)	1,318,172
	Total IT Services	10,260,835

	Leisure Equipment & Products – 0.4%

14,164	Vista Outdoor Inc., (2)	735,253

	Media – 3.6%

50,625	Comcast Corporation, Class A	3,092,175

31,180	Walt Disney Company	3,096,486
	Total Media	6,188,661

	Metals & Mining – 0.6%

13,615	Reliance Steel & Aluminum Company	942,022

	Multi-Utilities – 1.6%

28,920	CMS Energy Corporation	1,227,365

17,202	DTE Energy Company	1,559,533
	Total Multi-Utilities	2,786,898

	Pharmaceuticals – 2.9%

6,462	Allergan PLC, (2)	1,732,010

32	Nuveen Investments

Shares	Description (1)	Value

	Pharmaceuticals (continued)

24,705	Bristol-Myers Squibb Company	$1,578,155

12,491	Eli Lilly and Company	899,477

14,701	Endo International PLC, (2)	413,833

5,356	Mylan NV, (2)	248,251
	Total Pharmaceuticals	4,871,726

	Professional Services – 0.8%

16,637	Verisk Analytics Inc., Class A Shares, (2)	1,329,629

	Real Estate Investment Trust – 3.5%

14,675	Digital Realty Trust Inc.	1,298,591

5,796	Equinix Inc.	1,916,795

59,647	Paramount Group Inc.	951,370

8,621	Simon Property Group, Inc.	1,790,495
	Total Real Estate Investment Trust	5,957,251

	Real Estate Management & Development – 0.7%

40,585	CBRE Group Inc., (2)	1,169,660

	Road & Rail – 1.6%

33,775	Union Pacific Corporation	2,686,801

	Semiconductors & Semiconductor Equipment – 3.2%

9,540	Broadcom Limited	1,473,930

15,790	Inphi Corporation, (2)	526,439

30,047	MA-COM Technology Solutions Holdings Incorporated, (2)	1,315,758

39,863	Mellanox Technologies, Limited, (2)	2,165,757
	Total Semiconductors & Semiconductor Equipment	5,481,884

	Software – 6.6%

14,727	Adobe Systems Incorporated, (2)	1,381,393

22,779	Fortinet Inc., (2)	697,721

96,868	Microsoft Corporation	5,350,019

26,788	Oracle Corporation	1,095,897

31,643	Parametric Technology Corporation, (2)	1,049,282

11,236	Red Hat, Inc., (2)	837,194

12,127	Salesforce.com, Inc., (2)	895,336
	Total Software	11,306,842

	Specialty Retail – 6.5%

32,726	Home Depot, Inc.	4,366,630

7,190	O’Reilly Automotive Inc., (2)	1,967,615

33,482	Ross Stores, Inc.	1,938,608

29,644	TJX Companies, Inc.	2,322,607

Nuveen Investments	33

Nuveen Symphony Large-Cap Growth Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Shares	Description (1)			Value

	Specialty Retail (continued)

2,436	Ulta Salon, Cosmetics & Fragrance, Inc., (2)			$471,951
	Total Specialty Retail			11,067,411

	Technology Hardware, Storage, & Peripherals – 4.7%

74,347	Apple, Inc.			8,103,079

	Textiles, Apparel & Luxury Goods – 1.9%

9,950	Michael Kors Holdings Limited, (2)			566,752

43,606	Nike, Inc., Class B			2,680,461
	Total Textiles, Apparel & Luxury Goods			3,247,213

	Trading Companies & Distributors – 0.6%

29,649	HD Supply Holdings Inc., (2)			980,492
	Total Long-Term Investments (cost $130,965,266)			170,796,087

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.1%

	REPURCHASE AGREEMENTS – 0.1%

$178	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/16, repurchase price $178,836, collateralized by $175,000 U.S. Treasury Bonds, 2.875%, due 8/15/45, value $183,969	0.030%	4/01/16	$177,835
	Total Short-Term Investments (cost $177,835)			177,835
	Total Investments (cost $131,143,101) – 100.0%			170,973,922
	Other Assets Less Liabilities – (0.0)%			(57,576)
	Net Assets – 100%			$170,916,346

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

34	Nuveen Investments

Nuveen Symphony Low Volatility Equity Fund

Portfolio of Investments	March 31, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.6%

	COMMON STOCKS – 97.6%

	Aerospace & Defense – 3.5%

6,349	General Dynamics Corporation	$834,068

12,102	Honeywell International Inc.	1,356,029

5,350	Lockheed Martin Corporation	1,185,025

4,540	TransDigm Group Inc., (2)	1,000,344
	Total Aerospace & Defense	4,375,466

	Air Freight & Logistics – 0.7%

8,679	United Parcel Service, Inc., Class B	915,374

	Banks – 3.4%

10,158	M&T Bank Corporation	1,127,538

10,154	SVB Financial Group, (2)	1,036,216

43,171	Wells Fargo & Company	2,087,749
	Total Banks	4,251,503

	Beverages – 0.9%

11,857	Molson Coors Brewing Company, Class B	1,140,406

	Biotechnology – 3.0%

13,537	AbbVie Inc.	773,233

7,902	Amgen Inc.	1,184,747

1,375	Biogen Inc., (2)	357,940

14,993	Gilead Sciences, Inc.	1,377,257
	Total Biotechnology	3,693,177

	Capital Markets – 2.3%

16,991	Franklin Resources, Inc.	663,499

8,638	Goldman Sachs Group, Inc.	1,355,993

20,665	Interactive Brokers Group, Inc.	812,548
	Total Capital Markets	2,832,040

	Chemicals – 2.2%

28,713	Axalta Coating Systems Limited, (2)	838,420

18,701	Dow Chemical Company	951,133

10,932	LyondellBasell Industries NV	935,561
	Total Chemicals	2,725,114

	Commercial Services & Supplies – 3.4%

13,347	Cintas Corporation	1,198,694

28,370	Republic Services, Inc.	1,351,831

27,063	Waste Management, Inc.	1,596,717
	Total Commercial Services & Supplies	4,147,242

Nuveen Investments	35

Nuveen Symphony Low Volatility Equity Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Shares	Description (1)	Value

	Communications Equipment – 1.3%

14,679	Harris Corporation	$1,142,907

8,346	QUALCOMM, Inc.	426,814
	Total Communications Equipment	1,569,721

	Consumer Finance – 0.8%

34,071	Synchrony Financial, (2)	976,475

	Diversified Financial Services – 1.5%

4,350	Intercontinental Exchange Group, Inc.	1,022,859

29,275	Voya Financial Inc.	871,517
	Total Diversified Financial Services	1,894,376

	Electric Utilities – 3.2%

22,215	Pinnacle West Capital Corporation	1,667,680

29,913	PNM Resources Inc.	1,008,666

23,963	Southern Company	1,239,606
	Total Electric Utilities	3,915,952

	Energy Equipment & Services – 1.1%

7,759	Helmerich & Payne Inc.	455,608

12,239	Schlumberger Limited	902,626
	Total Energy Equipment & Services	1,358,234

	Food & Staples Retailing – 2.4%

6,038	Costco Wholesale Corporation	951,468

18,615	Kroger Co.	712,024

15,182	Walgreens Boots Alliance Inc.	1,278,932
	Total Food & Staples Retailing	2,942,424

	Food Products – 3.7%

11,947	General Mills, Inc.	756,842

8,726	JM Smucker Company	1,132,984

19,537	Kraft Heinz Company	1,534,827

12,114	McCormick & Company, Incorporated	1,205,101
	Total Food Products	4,629,754

	Health Care Equipment & Supplies – 2.6%

16,506	Baxter International, Inc.	678,066

4,369	Cooper Companies, Inc.	672,695

16,204	Medtronic, PLC	1,215,300

4,493	Teleflex Inc.	705,446
	Total Health Care Equipment & Supplies	3,271,507

	Health Care Providers & Services – 1.0%

5,111	Anthem Inc.	710,378

4,439	Universal Health Services, Inc., Class B	553,632
	Total Health Care Providers & Services	1,264,010

36	Nuveen Investments

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – 2.0%

12,250	McDonald’s Corporation	$1,539,580

15,690	Starbucks Corporation	936,693
	Total Hotels, Restaurants & Leisure	2,476,273

	Household Products – 4.3%

14,951	Church & Dwight Company Inc.	1,378,183

8,488	Clorox Company	1,069,997

12,270	Kimberly-Clark Corporation	1,650,438

15,344	Procter & Gamble Company	1,262,965
	Total Household Products	5,361,583

	Industrial Conglomerates – 3.7%

9,269	Carlisle Companies Inc.	922,266

11,353	Danaher Corporation	1,076,946

80,312	General Electric Company	2,553,117
	Total Industrial Conglomerates	4,552,329

	Insurance – 5.7%

14,593	Ace Limited	1,738,756

9,115	Assurant Inc.	703,222

31,844	FNF Group	1,079,512

23,638	Hartford Financial Services Group, Inc.	1,089,239

73,931	Old Republic International Corporation	1,351,459

9,067	RenaisasnceRE Holdings, Limited	1,086,499
	Total Insurance	7,048,687

	Internet & Catalog Retail – 1.0%

941	priceline.com Incorporated, (2)	1,212,911

	Internet Software & Services – 3.0%

4,820	Alphabet Inc., Class A, (2)	3,677,176

	IT Services – 6.5%

26,750	Blackhawk Network Holdings Inc., (2)	917,525

16,923	Fidelity National Information Services	1,071,395

18,072	MasterCard, Inc.	1,707,804

34,844	PayPal Holdings, Inc., (2)	1,344,978

11,568	Vantiv Inc., (2)	623,284

31,342	Visa Inc.	2,397,035
	Total IT Services	8,062,021

	Machinery – 0.7%

13,099	Ingersoll Rand Company Limited, Class A	812,269

	Media – 0.6%

19,953	Liberty Global PLC Class C, (2)	749,435

Nuveen Investments	37

Nuveen Symphony Low Volatility Equity Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Shares	Description (1)	Value

	Multi-Utilities – 3.6%

44,762	CMS Energy Corporation	$1,899,699

12,038	Dominion Resources, Inc.	904,295

27,366	WEC Energy Group, Inc.	1,643,876
	Total Multi-Utilities	4,447,870

	Oil, Gas & Consumable Fuels – 3.7%

4,002	Chevron Corporation	381,791

14,828	EOG Resources, Inc.	1,076,216

13,763	Exxon Mobil Corporation	1,150,449

14,085	Occidental Petroleum Corporation	963,837

12,365	Phillips 66	1,070,685
	Total Oil, Gas & Consumable Fuels	4,642,978

	Pharmaceuticals – 4.4%

7,401	Allergan PLC, (2)	1,983,690

7,759	Johnson & Johnson	839,524

12,756	Merck & Company Inc.	674,920

67,752	Pfizer Inc.	2,008,169
	Total Pharmaceuticals	5,506,303

	Professional Services – 0.6%

9,346	Verisk Analytics Inc., Class A Shares, (2)	746,932

	Real Estate Investment Trust – 5.2%

18,930	Apartment Investment & Management Company, Class A	791,653

3,494	Equinix Inc.	1,155,501

4,911	Essex Property Trust Inc.	1,148,486

16,578	Extra Space Storage Inc.	1,549,380

5,494	Federal Realty Investment Trust	857,339

12,439	Sun Communities Inc.	890,757
	Total Real Estate Investment Trust	6,393,116

	Road & Rail – 1.3%

20,503	Union Pacific Corporation	1,631,014

	Semiconductors & Semiconductor Equipment – 2.2%

6,606	Broadcom Limited	1,020,627

51,568	Intel Corporation	1,668,225
	Total Semiconductors & Semiconductor Equipment	2,688,852

	Software – 3.5%

52,577	Microsoft Corporation	2,903,827

34,391	Oracle Corporation	1,406,936
	Total Software	4,310,763

38	Nuveen Investments

Shares	Description (1)			Value

	Specialty Retail – 4.6%

1,237	AutoZone, Inc., (2)			$985,506

15,402	Home Depot, Inc.			2,055,089

5,199	O’Reilly Automotive Inc., (2)			1,422,758

16,176	TJX Companies, Inc.			1,267,390
	Total Specialty Retail			5,730,743

	Technology Hardware, Storage & Peripherals – 1.5%

17,449	Apple, Inc.			1,901,767

	Textiles, Apparel & Luxury Goods – 0.9%

11,033	Carter’s Inc.			1,162,658

	Tobacco – 1.6%

30,744	Altria Group, Inc.			1,926,419
	Total Long-Term Investments (cost $106,850,165)			120,944,874

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.9%

	REPURCHASE AGREEMENTS – 2.9%

$3,644	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/16, repurchase price $3,643,828, collateralized by $3,540,000 U.S. Treasury Bonds, 2.875%, due 8/15/45, value $3,721,425	0.030%	4/01/16	$3,643,825
	Total Short-Term Investments (cost $3,643,825)			3,643,825
	Total Investments (cost $110,493,990) – 100.5%			124,588,699
	Other Assets Less Liabilities – (0.5)%			(656,459)
	Net Assets – 100%			$123,932,240

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	39

Nuveen Symphony Mid-Cap Core Fund

Portfolio of Investments	March 31, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.8%

	COMMON STOCKS – 98.8%

	Aerospace & Defense – 2.3%

2,429	Huntington Ingalls Industries Inc.	$332,627

2,205	TransDigm Group Inc., (2)	485,850
	Total Aerospace & Defense	818,477

	Airlines – 1.6%

12,483	Southwest Airlines Co.	559,238

	Auto Components – 1.0%

15,249	Gentex Corporation	239,257

1,124	Lear Corporation	124,955
	Total Auto Components	364,212

	Banks – 2.0%

31,186	KeyCorp.	344,293

2,731	Signature Bank, (2)	371,744
	Total Banks	716,037

	Beverages – 2.6%

4,678	Constellation Brands, Inc., Class A	706,799

2,176	Molson Coors Brewing Company, Class B	209,288
	Total Beverages	916,087

	Biotechnology – 1.3%

2,381	BioMarin Pharmaceutical Inc., (2)	196,385

1,728	Incyte Pharmaceuticals Inc., (2)	125,228

1,942	Vertex Pharmaceuticals Inc., (2)	154,370
	Total Biotechnology	475,983

	Building Products – 1.2%

13,596	Masco Corporation	427,594

	Capital Markets – 3.5%

14,130	E*Trade Group Inc., (2)	346,044

16,668	Invesco LTD	512,874

8,648	SEI Investments Company	372,296
	Total Capital Markets	1,231,214

	Chemicals – 3.2%

1,808	Albemarle Corporation	115,585

1,230	Ashland Inc.	135,251

10,905	Axalta Coating Systems Limited, (2)	318,426

4,249	Celanese Corporation, Series A	278,310

40	Nuveen Investments

Shares	Description (1)	Value

	Chemicals (continued)

985	Sherwin-Williams Company	$280,400
	Total Chemicals	1,127,972

	Commercial Services & Supplies – 1.5%

1,177	Cintas Corporation	105,706

3,626	KAR Auction Services Inc.	138,296

5,640	Republic Services, Inc.	268,746
	Total Commercial Services & Supplies	512,748

	Communications Equipment – 3.0%

15,676	Ciena Corporation, (2)	298,158

1,706	F5 Networks, Inc., (2)	180,580

4,871	Harris Corporation	379,256

13,688	Infinera Corporation, (2)	219,829
	Total Communications Equipment	1,077,823

	Diversified Financial Services – 3.1%

2,468	Intercontinental Exchange Group, Inc.	580,326

2,347	Moody’s Corporation	226,626

10,057	Voya Financial Inc.	299,397
	Total Diversified Financial Services	1,106,349

	Diversified Telecommunication Services – 1.3%

8,712	Level 3 Communications Inc., (2)	460,429

	Electric Utilities – 2.6%

6,223	Pinnacle West Capital Corporation	467,161

11,616	PPL Corporation	442,221
	Total Electric Utilities	909,382

	Energy Equipment & Services – 0.8%

4,961	Helmerich & Payne Inc.	291,310

	Food Products – 4.7%

1,900	JM Smucker Company	246,696

3,371	McCormick & Company, Incorporated	335,347

2,384	Mead Johnson Nutrition Company, Class A Shares	202,568

7,779	Tyson Foods, Inc., Class A	518,548

8,608	WhiteWave Foods Company, (2)	349,829
	Total Food Products	1,652,988

	Health Care Equipment & Supplies – 3.9%

4,060	DENTSPLY SIRONA Inc.	250,218

3,795	Hill Rom Holdings Inc.	190,889

311	Intuitive Surgical, Inc., (2)	186,927

2,449	Teleflex Inc.	384,517

Nuveen Investments	41

Nuveen Symphony Mid-Cap Core Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

3,286	Zimmer Holdings, Inc.	$350,386
	Total Health Care Equipment & Supplies	1,362,937

	Health Care Providers & Services – 1.9%

3,214	AmerisourceBergen Corporation	278,172

1,122	CIGNA Corporation	153,983

7,427	Community Health Systems, Inc., (2)	137,474

9,294	Kindred Healthcare Inc.	114,781
	Total Health Care Providers & Services	684,410

	Hotels, Restaurants & Leisure – 2.5%

9,043	Dave & Buster’s Entertainment Inc., (2)	350,688

4,401	Marriott International, Inc., Class A	313,263

2,771	Royal Caribbean Cruises Limited	227,638
	Total Hotels, Restaurants & Leisure	891,589

	Household Products – 1.2%

3,289	Clorox Company	414,611

	Insurance – 5.9%

1,828	AON PLC	190,935

4,237	Assurant Inc.	326,885

15,463	Hartford Financial Services Group, Inc.	712,532

8,064	WR Berkley Corporation	453,197

11,143	XL Capital Ltd, Class A	410,062
	Total Insurance	2,093,611

	Internet & Catalog Retail – 0.8%

2,506	Expedia, Inc.	270,197

	Internet Software & Services – 0.6%

1,798	LinkedIn Corporation, Class A Shares, (2)	205,601

	IT Services – 5.2%

1,345	Alliance Data Systems Corporation, (2)	295,900

5,378	Amdocs Limited	324,939

8,370	Fidelity National Information Services	529,905

8,743	Vantiv Inc., (2)	471,073

2,625	WEX Inc., (2)	218,820
	Total IT Services	1,840,637

	Leisure Equipment & Products – 0.7%

4,768	Vista Outdoor Inc., (2)	247,507

	Life Sciences Tools & Services – 1.2%

4,334	Agilent Technologies, Inc.	172,710

42	Nuveen Investments

Shares	Description (1)	Value

	Life Sciences Tools & Services (continued)

3,878	Quintiles Transnational Corporation, (2)	$252,458
	Total Life Sciences Tools & Services	425,168

	Machinery – 1.9%

6,423	Ingersoll Rand Company Limited, Class A	398,290

2,722	Stanley Black & Decker Inc.	286,382
	Total Machinery	684,672

	Metals & Mining – 0.9%

4,553	Reliance Steel & Aluminum Company	315,022

	Multiline Retail – 0.9%

3,657	Dollar Tree Stores Inc., (2)	301,556

	Multi-Utilities – 5.1%

10,320	Ameren Corporation	517,032

9,180	CMS Energy Corporation	389,599

6,835	DTE Energy Company	619,661

11,254	NiSource Inc.	265,144
	Total Multi-Utilities	1,791,436

	Oil, Gas & Consumable Fuels – 2.7%

2,665	Concho Resources Inc., (2)	269,272

39,044	DHT Maritime Inc.	224,893

6,243	Noble Energy, Inc.	196,093

8,416	Range Resources Corporation	272,510
	Total Oil, Gas & Consumable Fuels	962,768

	Pharmaceuticals – 1.2%

908	Allergan PLC, (2)	243,371

1,490	Perrigo Company	190,616
	Total Pharmaceuticals	433,987

	Professional Services – 1.1%

5,073	Verisk Analytics Inc., Class A Shares, (2)	405,434

	Real Estate Investment Trust – 9.2%

4,297	Crown Castle International Corporation	371,691

3,256	Digital Realty Trust Inc.	288,123

1,601	Equinix Inc.	529,467

3,079	Extra Space Storage Inc.	287,763

1,655	Federal Realty Investment Trust	258,263

18,708	Host Hotels & Resorts Inc.	312,424

12,034	UDR Inc.	463,670

4,816	Welltower Inc.	333,941

Nuveen Investments	43

Nuveen Symphony Mid-Cap Core Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

13,422	Weyerhaeuser Company	$415,814
	Total Real Estate Investment Trust	3,261,156

	Road & Rail – 0.6%

2,393	Kansas City Southern Industries	204,482

	Semiconductors & Semiconductor Equipment – 3.0%

1,850	Analog Devices, Inc.	109,502

9,499	Inphi Corporation, (2)	316,697

6,258	MA-COM Technology Solutions Holdings Incorporated, (2)	274,038

6,688	Mellanox Technologies, Limited, (2)	363,359
	Total Semiconductors & Semiconductor Equipment	1,063,596

	Software – 3.9%

3,527	Electronic Arts Inc., (2)	233,170

7,764	Fortinet Inc., (2)	237,811

3,518	Intuit, Inc.	365,907

8,213	Parametric Technology Corporation, (2)	272,343

3,481	Red Hat, Inc., (2)	259,369
	Total Software	1,368,600

	Specialty Retail – 5.9%

288	AutoZone, Inc., (2)	229,447

5,808	Burlington Store Inc., (2)	326,642

2,775	Lithia Motors Inc.	242,341

2,159	O’Reilly Automotive Inc., (2)	590,832

8,542	Ross Stores, Inc.	494,582

991	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	191,996
	Total Specialty Retail	2,075,840

	Textiles, Apparel & Luxury Goods – 1.6%

2,974	Carter’s Inc.	313,400

3,857	Kate Spade & Company, (2)	98,431

2,948	Michael Kors Holdings Limited, (2)	167,918
	Total Textiles, Apparel & Luxury Goods	579,749

	Trading Companies & Distributors – 1.2%

12,525	HD Supply Holdings Inc., (2)	414,202
	Total Long-Term Investments (cost $31,566,594)	34,946,611

44	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.3%

	REPURCHASE AGREEMENTS – 1.3%

$471	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/16, repurchase price $470,612, collateralized by $460,000 U.S. Treasury Bonds, 2.875%, due 8/15/45, value $483,575	0.030%	4/01/16	$470,611
	Total Short-Term Investments (cost $470,611)			470,611
	Total Investments (cost $32,037,205) – 100.1%			35,417,222
	Other Assets Less Liabilities – (0.1)%			(45,110)
	Net Assets – 100%			$35,372,112

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	45

Nuveen Symphony Small Cap Core Fund

Portfolio of Investments	March 31, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.7%

	COMMON STOCKS – 99.7%

	Aerospace & Defense – 2.2%

14,247	Aerojet Rocketdyne Holdings Inc., (2)	$233,366

3,347	Orbital ATK, Inc.	290,988
	Total Aerospace & Defense	524,354

	Airlines – 0.8%

4,119	Spirit Airline Holdings, (2)	197,630

	Auto Components – 1.9%

5,999	Cooper Tire & Rubber	222,083

15,108	Gentex Corporation	237,045
	Total Auto Components	459,128

	Banks – 8.5%

7,284	Banner Corporation	306,219

10,821	FCB Financial Holdings, Inc., Class A Shares, (2)	359,906

4,200	Pacwest Bancorp.	156,030

8,329	Privatebancorp, Inc.	321,499

6,732	Stonegate Bank	201,691

7,385	Trico Bancshares	186,988

5,827	Western Alliance Bancorporation, (2)	194,505

7,264	Wintrust Financial Corporation	322,086
	Total Banks	2,048,924

	Beverages – 0.5%

693	Boston Beer Company, (2)	128,254

	Biotechnology – 1.7%

10,084	Emergent BioSolutions, Inc., (2)	366,553

12,659	Progenics Pharmaceuticals, Inc., (2)	55,193
	Total Biotechnology	421,746

	Capital Markets – 1.2%

10,898	American Capital Limited, (2)	166,086

9,716	KCG Holdings Inc., Class A Shares, (2)	116,106
	Total Capital Markets	282,192

	Chemicals – 1.5%

12,529	Axalta Coating Systems Limited, (2)	365,847

	Commercial Services & Supplies – 4.6%

17,510	Casella Waste Systems, Inc., (2)	117,317

5,144	G&K Services, Inc.	376,798

46	Nuveen Investments

Shares	Description (1)	Value

	Commercial Services & Supplies (continued)

1,666	UniFirst Corporation	$181,794

6,596	Waste Connections Inc.	426,036
	Total Commercial Services & Supplies	1,101,945

	Communications Equipment – 1.2%

10,024	Infinera Corporation, (2)	160,985

10,389	Radware, Limited, (2)	122,902
	Total Communications Equipment	283,887

	Consumer Finance – 2.0%

20,471	Green Dot Corporation, Class A Shares, (2)	470,219

	Containers & Packaging – 1.4%

9,585	Berry Plastics Corporation, (2)	346,498

	Distributors – 1.5%

4,220	Pool Corporation	370,263

	Diversified Financial Services – 0.6%

14,287	FNFV Group, (2)	155,014

	Electronic Equipment, Instruments & Components – 2.5%

3,235	SYNNEX Corporation	299,529

6,721	VeriFone Holdings Inc., (2)	189,801

1,708	Zebra Technologies Corporation, Class A, (2)	117,852
	Total Electronic Equipment, Instruments & Components	607,182

	Energy Equipment & Services – 0.8%

10,397	Patterson-UTI Energy, Inc.	183,195

	Food & Staples Retailing – 1.2%

2,622	Casey’s General Stores, Inc.	297,125

	Food Products – 0.6%

4,823	Snyders Lance Inc.	151,828

	Gas Utilities – 2.7%

5,247	Laclede Group Inc.	355,484

5,272	Northwest Natural Gas Company	283,897
	Total Gas Utilities	639,381

	Health Care Equipment & Supplies – 6.8%

1,509	Cooper Companies, Inc.	232,341

1,919	DexCom, Inc., (2)	130,319

6,400	Insulet Corporation, (2)	212,224

13,005	Merit Medical Systems, Inc., (2)	240,462

3,958	NuVasive, Inc., (2)	192,557

26,323	Tandem Diabetes Care Inc., (2)	229,273

2,512	Teleflex Inc.	394,409
	Total Health Care Equipment & Supplies	1,631,585

Nuveen Investments	47

Nuveen Symphony Small Cap Core Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Shares	Description (1)	Value

	Health Care Providers & Services – 1.7%

2,311	Lifepoint Health Inc., (2)	$160,037

5,154	Pharmerica Corporation, (2)	113,955

19,411	Universal American Corporation, (2)	138,595
	Total Health Care Providers & Services	412,587

	Hotels, Restaurants & Leisure – 4.0%

2,009	BJ’s Restaurants, Inc., (2)	83,514

4,755	Dave & Buster’s Entertainment Inc., (2)	184,399

3,065	Marriott Vacations World	206,888

17,723	Penn National Gaming, Inc., (2)	295,797

5,688	Sonic Corporation	199,990
	Total Hotels, Restaurants & Leisure	970,588

	Insurance – 5.3%

6,279	Argo Group International Holdings Inc.	360,352

4,119	Assurant Inc.	317,781

17,783	National General Holdings Corporation	383,935

11,935	United Insurance Holdings Corporation	229,271
	Total Insurance	1,291,339

	IT Services – 7.9%

9,545	Black Knight Financial Services, Inc., Class A Shares, (2)	296,181

9,344	Blackhawk Network Holdings Inc., (2)	320,499

6,058	CSG Systems International Inc.	273,579

11,755	Evertec Inc.	164,335

22,023	Net 1 Ueps Technologies, Inc., (2)	202,612

3,937	Science Applications International Corporation	210,000

2,405	WEX Inc., (2)	200,481

7,989	WNS Holdings Limited, (2)	244,783
	Total IT Services	1,912,470

	Leisure Products – 1.3%

6,096	Vista Outdoor Inc., (2)	316,443

	Machinery – 3.9%

7,234	Barnes Group Inc.	253,407

8,604	Briggs & Stratton Corporation	205,808

8,570	John Bean Technologies Corporation	483,434
	Total Machinery	942,649

	Media – 1.5%

4,220	Liberty LiLAC Group, Class A Shares, (2)	147,953

1,236	Madison Square Garden Inc., (2)	205,621
	Total Media	353,574

48	Nuveen Investments

Shares	Description (1)	Value

	Multi-Utilities – 1.7%

9,736	Unitil Corp.	$413,683

	Oil, Gas & Consumable Fuels – 1.6%

5,098	Carrizo Oil & Gas, Inc., (2)	157,630

3,720	PDC Energy Inc., (2)	221,154
	Total Oil, Gas & Consumable Fuels	378,784

	Real Estate Investment Trust – 8.8%

10,620	CubeSmart	353,646

11,747	Four Corners Property Trust, Inc.	210,859

6,359	Hudson Pacific Properties Inc.	183,902

7,706	Kite Realty Group Trust	213,533

13,018	National Storage Affiliates Trust	275,982

4,220	Post Properties, Inc.	252,103

3,386	PS Business Parks Inc.	340,327

4,270	Sun Communities Inc.	305,775
	Total Real Estate Investment Trust	2,136,127

	Road & Rail – 0.8%

3,072	Genesee & Wyoming Inc., (2)	192,614

	Semiconductors & Semiconductor Equipment – 6.6%

92,835	Axcelis Technologies Inc., (2)	259,938

10,620	Inphi Corporation, (2)	354,071

6,229	MA-COM Technology Solutions Holdings Incorporated, (2)	272,768

7,455	Mellanox Technologies, Limited, (2)	405,030

4,377	Microsemi Corporation, (2)	167,683

1,742	Synaptics, Inc., (2)	138,907
	Total Semiconductors & Semiconductor Equipment	1,598,397

	Software – 2.4%

5,536	Manhattan Associates Inc., (2)	314,832

7,063	Take-Two Interactive Software, Inc., (2)	266,063
	Total Software	580,895

	Specialty Retail – 1.8%

3,808	Burlington Store Inc., (2)	214,162

2,548	Lithia Motors Inc.	222,517
	Total Specialty Retail	436,679

	Textiles, Apparel & Luxury Goods – 1.5%

3,316	Carter’s Inc.	349,440

	Thrifts & Mortgage Finance – 2.0%

5,998	First Defiance Financial Corporation	230,383

10,114	Walker & Dunlop Inc., (2)	245,467
	Total Thrifts & Mortgage Finance	475,850

Nuveen Investments	49

Nuveen Symphony Small Cap Core Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Shares	Description (1)	Value

	Tobacco – 0.7%

7,251	Vector Group Ltd.	$165,613

	Trading Companies & Distributors – 2.0%

3,617	Watsco Inc.	487,352
	Total Long-Term Investments (cost $23,193,362)	24,081,281
	Other Assets Less Liabilities – 0.3%	82,600
	Net Assets – 100%	$24,163,881

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

50	Nuveen Investments

Statement of

Assets and Liabilities	March 31, 2016 (Unaudited)

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Assets
Long-term investments, at value (cost $16,416,380, $130,965,266, $106,850,165, $31,566,594 and $23,193,362, respectively)	$16,581,055	$170,796,087	$120,944,874	$34,946,611	$24,081,281
Short-term investments, at value (cost approximates value)	—	177,835	3,643,825	470,611	—
Cash	—	—	4,125	2,056	77,891
Cash denominated in foreign currencies (cost $10,824, $—, $—, $— and $—, respectively)	11,135	—	—	—	—
Receivable for:
Dividends	47,150	58,581	135,625	27,839	13,005
Investments sold	—	—	537,768	—	141,020
Reclaims	15,118	—	—	—	—
Reimbursement from Adviser	1,716	—	—	—	—
Shares sold	375,754	232,240	837,236	420	—
Other assets	20,090	28,035	25,983	24,401	29,500
Total assets	17,052,018	171,292,778	126,129,436	35,471,938	24,342,697
Liabilities
Cash overdraft	92,376	—	—	—	—
Payable for:
Investments purchased	—	—	1,965,827	—	137,475
Shares redeemed	—	132,323	93,794	19,465	—
Accrued expenses:
Management fees	—	95,478	50,559	12,988	12,084
Trustees fees	115	1,188	649	247	94
12b-1 distribution and service fees	635	39,984	22,320	4,440	179
Custodian fees	24,970	18,229	16,636	12,830	10,683
Professional fees	9,083	11,223	8,749	7,718	6,760
Shareholder reporting expenses	2,811	35,109	11,249	17,042	8,480
Shareholder servicing agent fees	636	41,979	20,388	19,676	267
Other	401	919	7,025	5,420	2,794
Total liabilities	131,027	376,432	2,197,196	99,826	178,816
Net assets	$16,920,991	$170,916,346	$123,932,240	$35,372,112	$24,163,881
Class A Shares
Net assets	$2,040,274	$76,228,076	$43,121,514	$12,280,888	$120,389
Shares outstanding	119,188	2,317,676	1,605,821	347,819	5,931
Net asset value (“NAV”) per share	$17.12	$32.89	$26.85	$35.31	$20.30
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$18.16	$34.90	$28.49	$37.46	$21.54
Class C Shares
Net assets	$312,332	$26,958,893	$17,078,152	$2,237,830	$188,788
Shares outstanding	18,428	875,583	655,729	67,708	9,463
NAV and offering price per share	$16.95	$30.79	$26.04	$33.05	$19.95
Class R3 Shares
Net assets	$54,977	$4,293,904	$—	$102,134	$—
Shares outstanding	3,204	130,838	$—	2,914	$—
NAV and offering price per share	$17.16	$32.82	$—	$35.05	$—
Class I Shares
Net assets	$14,513,408	$63,435,473	$63,732,574	$20,751,260	$23,854,704
Shares outstanding	848,449	1,904,260	2,370,404	576,739	1,168,775
NAV and offering price per share	$17.11	$33.31	$26.89	$35.98	$20.41
Net assets consist of:
Capital paid-in	$17,707,504	$130,376,942	$110,922,263	$39,088,335	$23,792,407
Undistributed (Over-distribution of) net investment income	30,593	301,871	332,075	13,141	(3,139)
Accumulated net realized gain (loss)	(982,709)	406,712	(1,416,807)	(7,109,381)	(513,306)
Net unrealized appreciation (depreciation)	165,603	39,830,821	14,094,709	3,380,017	887,919
Net assets	$16,920,991	$170,916,346	$123,932,240	$35,372,112	$24,163,881
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	51

Statement of

Operations	Six Months Ended March 31, 2016 (Unaudited)

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Investment Income (net of foreign tax withheld of $13,178, $ —, $ —, $ — and $10, respectively)	$128,215	$1,330,226	$1,070,374	$272,853	$75,581
Expenses
Management fees	64,738	579,852	354,937	135,723	57,628
12b-1 service fees – Class A Shares	2,190	101,144	43,087	15,514	147
12b-1 distribution and service fees – Class C Shares	1,732	133,719	60,764	11,256	922
12b-1 distribution and service fees – Class R3 Shares	139	10,323	—	249	—
Shareholder servicing agent fees	1,618	93,300	44,836	43,184	569
Custodian fees	31,705	21,511	19,820	15,093	13,143
Trustees fees	215	2,305	1,347	457	187
Professional fees	12,832	17,814	17,865	17,154	10,851
Shareholder reporting expenses	3,365	31,204	18,498	17,291	2,648
Federal and state registration fees	25,048	27,768	31,326	24,680	22,238
Other	4,617	7,484	5,345	5,062	3,976
Total expenses before fee waiver/expense reimbursement	148,199	1,026,424	597,825	285,663	112,309
Fee waiver/expense reimbursement	(51,446)	—	(86,766)	(49,908)	(36,935)
Net expenses	96,753	1,026,424	511,059	235,755	75,374
Net investment income (loss)	31,462	303,802	559,315	37,098	207
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(970,355)	1,284,597	(1,335,058)	(179,200)	(457,781)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,347,565	8,973,090	6,961,850	1,135,237	873,388
Net realized and unrealized gain (loss)	377,210	10,257,687	5,626,792	956,037	415,607
Net increase (decrease) in net assets from operations	$408,672	$10,561,489	$6,186,107	$993,135	$415,814

See accompanying notes to financial statements.

52	Nuveen Investments

Statement of

Changes in Net Assets	(Unaudited)

	Symphony International Equity		Symphony Large-Cap Growth
	Six Months Ended 3/31/16	Year Ended 9/30/15	Six Months Ended 3/31/16	Year Ended 9/30/15
Operations
Net investment income (loss)	$31,462	$228,962	$303,802	$568,763
Net realized gain (loss) from investments and foreign currency	(970,355)	371,640	1,284,597	8,057,102
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,347,565	(1,961,843)	8,973,090	(5,600,869)
Net increase (decrease) in net assets from operations	408,672	(1,361,241)	10,561,489	3,024,996
Distributions to Shareholders
From net investment income:
Class A Shares	(20,116)	(6,115)	(221,978)	(16,717)
Class C Shares	(980)	(183)	—	—
Class R3 Shares	(453)	(351)	(352)	—
Class I Shares	(199,511)	(187,084)	(342,848)	(176,846)
From accumulated net realized gains:
Class A Shares	(24,456)	—	(3,199,952)	(4,436,205)
Class C Shares	(4,701)	—	(1,100,338)	(1,597,998)
Class R3 Shares	(729)	—	(157,697)	(188,503)
Class I Shares	(191,198)	—	(2,444,024)	(3,669,309)
Decrease in net assets from distributions to shareholders	(442,144)	(193,733)	(7,467,189)	(10,085,578)
Fund Share Transactions
Proceeds from sale of shares	1,123,888	1,959,152	15,823,266	43,343,478
Proceeds from shares issued to shareholders due to reinvestment of distributions	436,116	192,592	7,312,667	9,765,815
	1,560,004	2,151,744	23,135,933	53,109,293
Cost of shares redeemed	(1,213,045)	(2,725,205)	(27,652,489)	(41,759,936)
Net increase (decrease) in net assets from Fund share transactions	346,959	(573,461)	(4,516,556)	11,349,357
Net increase (decrease) in net assets	313,487	(2,128,435)	(1,422,256)	4,288,775
Net assets at the beginning of period	16,607,504	18,735,939	172,338,602	168,049,827
Net assets at the end of period	16,920,991	$16,607,504	170,916,346	$172,338,602
Undistributed (Over-distribution of) net investment income at the end of period	$30,593	$220,191	$301,871	$563,247

See accompanying notes to financial statements.

Nuveen Investments	53

Statement of Changes in Net Assets (Unaudited) (continued)

	Symphony Low Volatility Equity		Symphony Mid-Cap Core
	Six Months Ended 3/31/16	Year Ended 9/30/15	Six Months Ended 3/31/16	Year Ended 9/30/15
Operations
Net investment income (loss)	$559,315	$627,272	$37,098	$(28,328)
Net realized gain (loss) from investments and foreign currency	(1,335,058)	3,265,292	(179,200)	4,894,057
Change in net unrealized appreciation (depreciation) of investments and foreign currency	6,961,850	(4,328,495)	1,135,237	(3,732,049)
Net increase (decrease) in net assets from operations	6,186,107	(435,931)	993,135	1,133,680
Distributions to Shareholders
From net investment income:
Class A Shares	(216,870)	(95,037)	—	—
Class C Shares	—	(11,894)	—	—
Class R3 Shares	—	—	—	—
Class I Shares	(493,699)	(670,502)	—	(6,729)
From accumulated net realized gains:
Class A Shares	(1,049,468)	(1,040,972)	—	(7,888)
Class C Shares	(363,127)	(367,727)	—	(1,516)
Class R3 Shares	—	—	—	(61)
Class I Shares	(1,687,629)	(6,508,852)	—	(16,917)
Decrease in net assets from distributions to shareholders	(3,810,793)	(8,694,984)	—	(33,111)
Fund Share Transactions
Proceeds from sale of shares	51,901,582	52,705,742	816,432	2,466,616
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,262,197	5,205,763	—	15,811
	55,163,779	57,911,505	816,432	2,482,427
Cost of shares redeemed	(21,142,379)	(14,113,315)	(4,453,800)	(19,167,073)
Net increase (decrease) in net assets from Fund share transactions	34,021,400	43,798,190	(3,637,368)	(16,684,646)
Net increase (decrease) in net assets	36,396,714	34,667,275	(2,644,233)	(15,584,077)
Net assets at the beginning of period	87,535,526	52,868,251	38,016,345	53,600,422
Net assets at the end of period	123,932,240	$87,535,526	35,372,112	$38,016,345
Undistributed (Over-distribution of) net investment income at the end of period	$332,075	$483,329	$13,141	$(23,957)

See accompanying notes to financial statements.

54	Nuveen Investments

	Symphony Small Cap Core
	Six Months Ended 3/31/16	Year Ended 9/30/15
Operations
Net investment income (loss)	$207	$(2,927)
Net realized gain (loss) from investments and foreign currency	(457,781)	(44,464)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	873,388	3,795
Net increase (decrease) in net assets from operations	415,814	(43,596)
Distributions to Shareholders
From net investment income:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class I Shares	—	(249)
From accumulated net realized gains:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class I Shares	—	—
Decrease in net assets from distributions to shareholders	—	(249)
Fund Share Transactions
Proceeds from sale of shares	22,521,317	443,652
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	28
	22,521,317	443,680
Cost of shares redeemed	(281,872)	(33,451)
Net increase (decrease) in net assets from Fund share transactions	22,239,445	410,229
Net increase (decrease) in net assets	22,655,259	366,384
Net assets at the beginning of period	1,508,622	1,142,238
Net assets at the end of period	24,163,881	$1,508,622
Undistributed (Over-distribution of) net investment income at the end of period	$(3,139)	$(3,346)

See accompanying notes to financial statements.

Nuveen Investments	55

Financial

Highlights (Unaudited)

Symphony International Equity

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/08)
2016(f)	$17.11	$0.01	$0.42	$0.43	$(0.19)	$(0.23)	$(0.42)	$17.12
2015	18.71	0.20	(1.65)	(1.45)	(0.15)	—	(0.15)	17.11
2014	17.95	0.36	0.58	0.94	(0.18)	—	(0.18)	18.71
2013	14.97	0.24	2.80	3.04	(0.06)	—	(0.06)	17.95
2012	12.97	0.23	1.98	2.21	(0.21)	—	(0.21)	14.97
2011	14.44	0.22	(1.45)	(1.23)	(0.24)	—	(0.24)	12.97
Class C (5/08)
2016(f)	16.88	(0.05)	0.40	0.35	(0.05)	(0.23)	(0.28)	16.95
2015	18.45	0.08	(1.64)	(1.56)	(0.01)	—	(0.01)	16.88
2014	17.71	0.20	0.59	0.79	(0.05)	—	(0.05)	18.45
2013	14.83	0.12	2.76	2.88	—	—	—	17.71
2012	12.84	0.10	1.98	2.08	(0.09)	—	(0.09)	14.83
2011	14.31	0.11	(1.45)	(1.34)	(0.13)	—	(0.13)	12.84
Class R3 (10/10)
2016(f)	17.13	(0.01)	0.41	0.40	(0.14)	(0.23)	(0.37)	17.16
2015	18.73	0.15	(1.64)	(1.49)	(0.11)	—	(0.11)	17.13
2014	17.97	0.27	0.63	0.90	(0.14)	—	(0.14)	18.73
2013	14.99	0.20	2.80	3.00	(0.02)	—	(0.02)	17.97
2012	12.98	0.21	1.97	2.18	(0.17)	—	(0.17)	14.99
2011(d)	14.50	0.18	(1.50)	(1.32)	(0.20)	—	(0.20)	12.98
Class I (5/08)
2016(f)	17.12	0.04	0.41	0.45	(0.23)	(0.23)	(0.46)	17.11
2015	18.73	0.24	(1.65)	(1.41)	(0.20)	—	(0.20)	17.12
2014	17.96	0.33	0.67	1.00	(0.23)	—	(0.23)	18.73
2013	14.98	0.31	2.76	3.07	(0.09)	—	(0.09)	17.96
2012	12.98	0.30	1.94	2.24	(0.24)	—	(0.24)	14.98
2011	14.45	0.26	(1.46)	(1.20)	(0.27)	—	(0.27)	12.98

56	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

2.42%	$2,040	1.95	%*	(0.46)%*	1.34	%*	0.15	%*	34%
(7.76)	1,573	1.85		0.59	1.34		1.10		186
5.25	707	2.21		1.04	1.35		1.90		42
20.33	108	3.18		(0.37)	1.35		1.46		18
17.07	110	9.39		(6.43)	1.35		1.60		22
(8.70)	270	10.20		(7.43)	1.36		1.41		34

2.00	312	2.70	*	(1.21)*	2.09	*	(0.60	)*	34
(8.44)	332	2.58		(0.03)	2.09		0.45		186
4.48	238	3.11		0.04	2.10		1.06		42
19.42	216	3.90		(1.08)	2.10		0.73		18
16.18	137	9.68		(6.85)	2.10		0.73		22
(9.41)	314	10.94		(8.08)	2.11		0.75		34

2.27	55	2.20	*	(0.69)*	1.59	*	(0.08	)*	34
(7.99)	55	2.06		0.33	1.60		0.80		186
5.01	60	2.61		0.44	1.60		1.45		42
20.02	57	3.44		(0.60)	1.60		1.24		18
16.81	52	8.17		(5.10)	1.60		1.47		22
(9.22)	45	10.54	*	(7.76)*	1.61	*	1.17	*	34

2.56	14,513	1.70	*	(0.19)*	1.09	*	0.42	*	34
(7.57)	14,647	1.55		0.82	1.09		1.27		186
5.55	17,731	2.00		0.85	1.10		1.75		42
20.61	6,806	2.80		0.16	1.10		1.86		18
17.38	793	6.35		(3.17)	1.10		2.07		22
(8.49)	335	10.00		(7.23)	1.11		1.66		34

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period October 5, 2010 (commencement of operations) through September 30, 2011.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended March 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	57

Financial Highlights (Unaudited) (continued)

Symphony Large-Cap Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2016(e)	$32.19	$0.06	$2.03	$2.09	$(0.09)	$(1.30)	$(1.39)	$32.89
2015	33.53	0.12	0.49	0.61	(0.01)	(1.94)	(1.95)	32.19
2014	28.16	0.07	5.55	5.62	(0.10)	(0.15)	(0.25)	33.53
2013	25.19	0.21	2.98	3.19	(0.22)	—	(0.22)	28.16
2012	21.34	0.12	6.23	6.35	—	(2.50)	(2.50)	25.19
2011	20.63	— *	0.71	0.71	—	—	—	21.34
Class C (12/06)
2016(e)	30.25	(0.06)	1.90	1.84	—	(1.30)	(1.30)	30.79
2015	31.84	(0.13)	0.48	0.35	—	(1.94)	(1.94)	30.25
2014	26.87	(0.16)	5.28	5.12	—	(0.15)	(0.15)	31.84
2013	24.03	0.01	2.87	2.88	(0.04)	—	(0.04)	26.87
2012	20.61	(0.05)	5.97	5.92	—	(2.50)	(2.50)	24.03
2011	20.07	(0.19)	0.73	0.54	—	—	—	20.61
Class R3 (9/09)
2016(e)	32.09	0.02	2.01	2.03	— *	(1.30)	(1.30)	32.82
2015	33.50	0.03	0.50	0.53	—	(1.94)	(1.94)	32.09
2014	28.14	(0.01)	5.55	5.54	(0.03)	(0.15)	(0.18)	33.50
2013	25.17	0.17	2.96	3.13	(0.16)	—	(0.16)	28.14
2012	21.38	0.09	6.20	6.29	—	(2.50)	(2.50)	25.17
2011	20.72	(0.07)	0.73	0.66	—	—	—	21.38
Class I (12/06)
2016(e)	32.63	0.10	2.05	2.15	(0.17)	(1.30)	(1.47)	33.31
2015	33.95	0.21	0.50	0.71	(0.09)	(1.94)	(2.03)	32.63
2014	28.51	0.15	5.61	5.76	(0.17)	(0.15)	(0.32)	33.95
2013	25.50	0.28	3.02	3.30	(0.29)	—	(0.29)	28.51
2012	21.53	0.21	6.26	6.47	—	(2.50)	(2.50)	25.50
2011	20.77	0.04	0.72	0.76	—	—	—	21.53

58	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

6.45%	$76,228	1.14	%**	0.38%**	1.14	%**	0.38%**	29%
1.88	81,230	1.13		0.35	1.13		0.35	65
20.04	74,479	1.16		0.23	1.16		0.23	71
12.83	70,314	1.21		0.81	1.21		0.81	128
32.70	36,680	1.79		(0.06)	1.22		0.51	106
3.44	2,107	2.36		(1.15)	1.23		(0.02)	151

6.05	26,959	1.89	**	(0.38)**	1.89	**	(0.38)**	29
1.13	25,881	1.88		(0.40)	1.88		(0.40)	65
19.13	26,012	1.91		(0.52)	1.91		(0.52)	71
12.01	22,624	1.96		0.05	1.96		0.05	128
31.68	11,841	2.57		(0.82)	1.97		(0.22)	106
2.69	1,326	3.18		(2.01)	1.98		(0.80)	151

6.31	4,294	1.39	**	0.12 **	1.39	**	0.12 **	29
1.64	3,845	1.38		0.10	1.38		0.10	65
19.76	3,225	1.41		(0.02)	1.41		(0.02)	71
12.56	2,738	1.46		0.65	1.46		0.65	128
32.32	2,372	1.99		(0.14)	1.47		0.38	106
3.19	60	2.67		(1.50)	1.48		(0.31)	151

6.57	63,435	0.89	**	0.63 **	0.89	**	0.63 **	29
2.16	61,383	0.88		0.60	0.88		0.60	65
20.31	64,333	0.91		0.48	0.91		0.48	71
13.13	43,910	0.96		1.06	0.96		1.06	128
33.00	14,004	1.61		0.25	0.97		0.89	106
3.66	2,460	2.26		(1.11)	0.98		0.16	151

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended March 31, 2016.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial Highlights (Unaudited) (continued)

Symphony Low Volatility Equity

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/07)
2016(e)	$26.25	$0.14	$1.48	$1.62	$(0.16)	$(0.86)	$(1.02)	$26.85
2015	30.25	0.22	0.59	0.81	(0.34)	(4.47)	(4.81)	26.25
2014	25.41	0.31	4.71	5.02	(0.03)	(0.15)	(0.18)	30.25
2013	22.43	0.31	3.34	3.65	(0.24)	(0.43)	(0.67)	25.41
2012	17.94	0.29	4.38	4.67	(0.18)	—	(0.18)	22.43
2011	17.40	0.20	0.45	0.65	(0.11)	—	(0.11)	17.94
Class C (9/07)
2016(e)	25.43	0.04	1.43	1.47	—	(0.86)	(0.86)	26.04
2015	29.44	0.02	0.56	0.58	(0.12)	(4.47)	(4.59)	25.43
2014	24.88	0.10	4.61	4.71	—	(0.15)	(0.15)	29.44
2013	21.98	0.11	3.30	3.41	(0.08)	(0.43)	(0.51)	24.88
2012	17.58	0.13	4.30	4.43	(0.03)	—	(0.03)	21.98
2011	17.08	0.05	0.45	0.50	—	—	—	17.58
Class I (9/07)
2016(e)	26.32	0.17	1.49	1.66	(0.23)	(0.86)	(1.09)	26.89
2015	30.32	0.30	0.59	0.89	(0.42)	(4.47)	(4.89)	26.32
2014	25.46	0.42	4.69	5.11	(0.10)	(0.15)	(0.25)	30.32
2013	22.48	0.38	3.32	3.70	(0.29)	(0.43)	(0.72)	25.46
2012	17.97	0.36	4.38	4.74	(0.23)	—	(0.23)	22.48
2011	17.43	0.23	0.46	0.69	(0.15)	—	(0.15)	17.97

60	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

6.18%	$43,122	1.21	%*	0.86%*	1.04	%*	1.03	%*	25%
2.77	25,421	1.21		0.63	1.05		0.79		53
19.86	5,927	1.26		0.89	1.06		1.10		125
16.88	4,370	2.72		(0.18)	1.22		1.32		84
26.17	877	4.02		(1.38)	1.23		1.42		85
3.69	702	5.79		(3.55)	1.23		1.02		80

5.77	17,078	1.96	*	0.12 *	1.79	*	0.30	*	25
1.99	8,060	1.96		(0.09)	1.80		0.07		53
19.01	2,063	2.00		0.17	1.81		0.36		125
15.95	1,090	3.49		(1.06)	1.97		0.46		84
25.24	170	5.56		(2.94)	1.98		0.64		85
2.93	363	6.72		(4.50)	1.98		0.25		80

6.32	63,733	0.95	*	1.11 *	0.79	*	1.27	*	25
3.03	54,054	0.96		0.90	0.80		1.06		53
20.17	44,878	0.95		1.31	0.80		1.46		125
17.14	2,218	2.51		0.06	0.97		1.60		84
26.56	1,852	3.29		(0.60)	0.98		1.71		85
3.91	1,099	5.56		(3.39)	0.98		1.19		80

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended March 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	61

Financial Highlights (Unaudited) (continued)

Symphony Mid-Cap Core

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/06)
2016(e)	$34.35	$0.02	$0.94	$0.96	$—	$—	$—	$35.31
2015	34.22	(0.06)	0.21	0.15	—	(0.02)	(0.02)	34.35
2014	30.11	(0.06)	4.54	4.48	—	(0.37)	(0.37)	34.22
2013	25.06	0.14	5.10	5.24	(0.19)	—	(0.19)	30.11
2012	19.95	0.09	5.02	5.11	—	—	—	25.06
2011	20.54	0.01	(0.60)	(0.59)	—	—	—	19.95
Class C (5/06)
2016(e)	32.27	(0.10)	0.88	0.78	—	—	—	33.05
2015	32.40	(0.32)	0.21	(0.11)	—	(0.02)	(0.02)	32.27
2014	28.74	(0.29)	4.32	4.03	—	(0.37)	(0.37)	32.40
2013	23.92	(0.07)	4.89	4.82	— *	—	—	28.74
2012	19.18	(0.12)	4.86	4.74	—	—	—	23.92
2011	19.90	(0.17)	(0.55)	(0.72)	—	—	—	19.18
Class R3 (5/09)
2016(e)	34.13	(0.02)	0.94	0.92	—	—	—	35.05
2015	34.10	(0.15)	0.20	0.05	—	(0.02)	(0.02)	34.13
2014	30.08	(0.15)	4.54	4.39	—	(0.37)	(0.37)	34.10
2013	25.04	0.06	5.11	5.17	(0.13)	—	(0.13)	30.08
2012	19.98	0.02	5.04	5.06	—	—	—	25.04
2011	20.62	(0.07)	(0.57)	(0.64)	—	—	—	19.98
Class I (5/06)
2016(e)	34.96	0.06	0.96	1.02	—	—	—	35.98
2015	34.75	0.03	0.21	0.24	(0.01)	(0.02)	(0.03)	34.96
2014	30.50	0.03	4.60	4.63	(0.01)	(0.37)	(0.38)	34.75
2013	25.39	0.21	5.15	5.36	(0.25)	—	(0.25)	30.50
2012	20.15	0.23	5.01	5.24	—	—	—	25.39
2011	20.70	0.06	(0.61)	(0.55)	—	—	—	20.15

62	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

2.79%	$12,281	1.67	%**	(0.17	)%**	1.39	%**	0.11%**	35%
0.43	12,724	1.50		(0.28)		1.39		(0.17)	128
15.01	14,225	1.60		(0.38)		1.39		(0.17)	141
21.02	2,426	2.97		(1.09)		1.37		0.52	163
25.66	2,026	4.06		(2.33)		1.37		0.36	138
(2.87)	1,591	4.57		(3.17)		1.38		0.02	93

2.42	2,238	2.42	**	(0.92	)**	2.14	**	(0.64)**	35
(0.34)	2,318	2.25		(1.03)		2.14		(0.92)	128
14.15	2,643	2.35		(1.14)		2.14		(0.92)	141
20.12	750	3.73		(1.87)		2.12		(0.25)	163
24.77	548	4.92		(3.34)		2.12		(0.54)	138
(3.62)	674	5.46		(4.08)		2.13		(0.75)	93

2.67	102	1.92	**	(0.42	)**	1.65	**	(0.14)**	35
0.17	108	1.75		(0.53)		1.64		(0.42)	128
14.72	109	1.86		(0.69)		1.64		(0.47)	141
20.70	448	3.24		(1.40)		1.62		0.22	163
25.38	272	4.33		(2.60)		1.62		0.10	138
(3.10)	207	5.38		(4.04)		1.63		(0.28)	93

2.92	20,751	1.42	**	0.08	**	1.14	**	0.35 **	35
0.68	22,867	1.24		(0.03)		1.14		0.07	128
15.30	36,623	1.35		(0.11)		1.14		0.10	141
21.35	1,654	2.72		(0.86)		1.12		0.75	163
26.00	1,334	3.37		(1.28)		1.12		0.97	138
(2.66)	358	4.86		(3.49)		1.13		0.23	93

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended March 31, 2016.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights (Unaudited) (continued)

Symphony Small Cap Core

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income		From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/13)
2016(f)	$19.72	$—	$0.58	$0.58	$—		$—	$—	$20.30
2015	20.03	(0.07)	(0.24)	(0.31)	—		—	—	19.72
2014(d)	20.00	(0.03)	0.06	0.03	—		—	—	20.03
Class C (12/13)
2016(f)	19.46	(0.07)	0.56	0.49	—		—	—	19.95
2015	19.91	(0.24)	(0.21)	(0.45)	—		—	—	19.46
2014(d)	20.00	(0.15)	0.06	(0.09)	—		—	—	19.91
Class I (12/13)
2016(f)	19.80	—	0.61	0.61	—		—	—	20.41
2015	20.07	(0.02)	(0.25)	(0.27)	—	*	—	—	19.80
2014(d)	20.00	0.01	0.06	0.07	—		—	—	20.07

64	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

2.99%	$120	3.88	%**	(2.47	)%**	1.36	%**	0.05	%**	20%
(1.60)	117	6.53		(5.50)		1.36		(0.33)		86
0.15	50	4.83	**	(3.65	)**	1.37	**	(0.19	)**	51

2.57	189	4.64	**	(3.22	)**	2.11	**	(0.70	)**	20
(2.31)	184	7.59		(6.59)		2.11		(1.12)		86
(0.45)	50	5.58	**	(4.40	)**	2.12	**	(0.94	)**	51

3.13	23,855	1.62	**	(0.50	)**	1.11	**	0.01	**	20
(1.37)	1,208	6.21		(5.17)		1.11		(0.07)		86
0.35	1,042	4.58	**	(3.39	)**	1.12	**	0.07	**	51

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period December 10, 2013 (commencement of operations) through September 30, 2014.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended March 31, 2016.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	65

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony International Equity Fund (“Symphony International Equity”), Nuveen Symphony Large-Cap Growth Fund (“Symphony Large-Cap Growth”), Nuveen Symphony Low Volatility Equity Fund (“Symphony Low Volatility Equity”), Nuveen Symphony Mid-Cap Core Fund (“Symphony Mid-Cap Core”) and Nuveen Symphony Small Cap Core Fund (“Symphony Small Cap Core”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

The end of the reporting period for the Funds is March 31, 2016, and the period covered by these Notes to Financial Statements is the six months ended March 31, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management LLC (“Symphony”), an affiliate of Nuveen, under which the Symphony manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Symphony International Equity’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities, and at least 80% of its net assets in non-U.S. equity securities. The Fund primarily invests in developed countries, but it may invest up to 15% of its net assets in equity securities of companies located in emerging market countries.

Symphony Large-Cap Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Growth Index. The Fund will not be forced to sell a security because a company has exceeded or fallen below the current market capitalization range.

Symphony Low Volatility Equity’s investment objective is to seek long-term capital appreciation with lower absolute volatility than the broad equity market. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Fund may invest in companies of any size.

Symphony Mid-Cap Core’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap® Index. The Fund will not be forced to sell a security because a company has exceeded or fallen below the current market capitalization range.

Symphony Small Cap Core’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of small-capitalization companies. Small-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 2000 Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2015, the range was $103 million to $4.7 billion. The Fund will not be forced to sell a security because a company has exceeded or fallen below the current market capitalization range.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

66	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	67

Notes to Financial Statements (Unaudited) (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees (the “Board”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

68	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Symphony International Equity	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$16,449,563	$131,492	**	$—	$16,581,055

Symphony Large-Cap Growth
Long-Term Investments*:
Common Stocks	$170,796,087	$—		$—	$170,796,087
Short-Term Investments:
Repurchase Agreements	—	177,835		—	177,835
Total	$170,796,087	$177,835		$—	$170,973,922

Symphony Low Volatility Equity
Long-Term Investments*:
Common Stocks	$120,944,874	$—		$—	$120,944,874
Short-Term Investments:
Repurchase Agreements	—	3,643,825		—	3,643,825
Total	$120,944,874	$3,643,825		$—	$124,588,699

Symphony Mid-Cap Core
Long-Term Investments*:
Common Stocks	$34,946,611	$—		$—	$34,946,611
Short-Term Investments:
Repurchase Agreements	—	470,611		—	470,611
Total	$34,946,611	$470,611		$—	$35,417,222

Symphony Small Cap Core
Long-Term Investments*:
Common Stocks	$24,081,281	$—		$—	$24,081,281
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

The table below presents the transfers in and out of the three valuation levels for the following Fund as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Symphony International Equity
Common Stocks	$10,383,632	$—	$—	$(10,383,632)	$—	$—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

Nuveen Investments	69

Notes to Financial Statements (Unaudited) (continued)

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that a Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, Symphony International Equity’s investments in non-U.S. securities were as follows:

Symphony International Equity	Value	% of Net Assets
Country:
Japan	$3,303,244	19.5%
United Kingdom	1,960,428	11.6
Germany	1,588,771	9.4
Switzerland	1,353,267	8.0
France	1,318,398	7.8
Belgium	781,788	4.6
Canada	721,542	4.3
Sweden	669,430	4.0
Israel	526,470	3.1
Australia	493,750	2.9
Other	3,096,741	18.3
Total non-U.S. securities	$15,813,829	93.5%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

70	Nuveen Investments

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period,

and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Symphony Large-Cap Growth Fund	Fixed Income Clearing Corporation	$177,835	$(177,835)	$—
Symphony Low Volatility Equity Fund	Fixed Income Clearing Corporation	3,643,825	(3,643,825)	—
Symphony Mid-Cap Core Fund	Fixed Income Clearing Corporation	470,611	(470,611)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investment in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 3/31/16		Year Ended 9/30/15
Symphony International Equity	Shares	Amount	Shares	Amount
Shares sold:
Class A	48,920	$852,947	63,105	$1,204,614
Class C	1,286	23,087	18,711	366,008
Class R3	1	25	46	851
Class I	14,644	247,829	20,818	387,679
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,486	44,099	334	6,006
Class C	186	3,252	3	50
Class R3	3	53	1	20
Class I	21,898	388,712	10,391	186,516
	89,424	1,560,004	113,409	2,151,744
Shares redeemed:
Class A	(24,160)	(407,228)	(9,291)	(173,871)
Class C	(2,706)	(44,286)	(11,941)	(224,188)
Class R3	(29)	(535)	(38)	(753)
Class I	(43,617)	(760,996)	(122,320)	(2,326,393)
	(70,512)	(1,213,045)	(143,590)	(2,725,205)
Net increase (decrease)	18,912	$346,959	(30,181)	$(573,461)

Nuveen Investments	71

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 3/31/16		Year Ended 9/30/15
Symphony Large-Cap Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	190,314	$6,194,641	702,703	$23,702,188
Class C	54,223	1,654,221	109,515	3,457,480
Class R3	20,805	673,681	32,796	1,110,094
Class I	219,807	7,300,723	441,355	15,073,716
Shares issued to shareholders due to reinvestment of distributions:
Class A	103,016	3,418,261	139,457	4,445,119
Class C	35,450	1,100,000	53,054	1,597,998
Class R3	4,785	158,049	5,924	188,503
Class I	78,272	2,636,357	109,179	3,534,195
	706,672	23,135,933	1,593,983	53,109,293
Shares redeemed:
Class A	(498,883)	(16,109,992)	(540,392)	(18,206,657)
Class C	(69,694)	(2,094,832)	(123,946)	(3,964,092)
Class R3	(14,573)	(474,202)	(15,187)	(511,837)
Class I	(274,994)	(8,973,463)	(564,077)	(19,077,350)
	(858,144)	(27,652,489)	(1,243,602)	(41,759,936)
Net increase (decrease)	(151,472)	$(4,516,556)	350,381	$11,349,357

	Six Months Ended 3/31/16		Year Ended 9/30/15
Symphony Low Volatility Equity	Shares	Amount	Shares	Amount
Shares sold:
Class A	711,237	$18,998,777	843,184	$23,418,982
Class C	376,837	9,704,885	265,524	7,184,059
Class I	875,137	23,197,920	790,912	22,102,701
Shares issued to shareholders due to reinvestment of distributions:
Class A	43,902	1,182,168	30,628	810,724
Class C	12,999	337,854	12,072	308,534
Class I	64,519	1,742,175	153,844	4,086,505
	2,084,631	55,163,779	2,096,164	57,911,505
Shares redeemed:
Class A	(117,717)	(3,080,107)	(101,318)	(2,779,012)
Class C	(51,040)	(1,308,428)	(30,751)	(830,351)
Class I	(623,293)	(16,753,844)	(370,788)	(10,503,952)
	(792,050)	(21,142,379)	(502,857)	(14,113,315)
Net increase (decrease)	1,292,581	$34,021,400	1,593,307	$43,798,190

72	Nuveen Investments

	Six Months Ended 3/31/16		Year Ended 9/30/15
Symphony Mid-Cap Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,106	$339,645	30,304	$1,090,268
Class C	2,743	91,112	3,774	129,074
Class R3	155	5,326	651	23,500
Class I	11,043	380,349	33,674	1,223,774
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	212	7,691
Class C	—	—	43	1,461
Class R3	—	-—	2	60
Class I	—	—	179	6,599
	24,047	816,432	68,839	2,482,427
Shares redeemed:
Class A	(32,748)	(1,114,671)	(75,725)	(2,725,452)
Class C	(6,852)	(226,683)	(13,583)	(471,317)
Class R3	(413)	(14,617)	(687)	(24,848)
Class I	(88,478)	(3,097,829)	(433,634)	(15,945,456)
	(128,491)	(4,453,800)	(523,629)	(19,167,073)
Net increase (decrease)	(104,444)	$(3,637,368)	(454,790)	$(16,684,646)

	Six Months Ended 3/31/16		Year Ended 9/30/15
Symphony Small Cap Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	3,431	$66,374
Class C	—	—	6,963	143,484
Class I	1,122,166	22,521,317	10,632	233,794
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	2	28
	1,122,166	22,521,317	21,028	443,680
Shares redeemed:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	(14,366)	(281,872)	(1,597)	(33,451)
	(14,366)	(281,872)	(1,597)	(33,451)
Net increase (decrease)	1,107,800	$22,239,445	19,431	$410,229

5. Investment Transactions

Long-term purchases and sales during the current fiscal period were as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Purchases	$5,779,229	$50,346,474	$54,483,347	$12,908,122	$24,985,014
Sales	6,019,094	62,219,842	24,888,118	16,380,550	2,821,505

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally

Nuveen Investments	73

Notes to Financial Statements (Unaudited) (continued)

the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification.

Temporary and permanent differences do not impact the NAVs of the Funds.

As of March 31, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Cost of investments	$16,427,979	$132,019,623	$110,574,829	$32,154,470	$23,194,671
Gross unrealized:
Appreciation	$1,044,197	$42,195,001	$15,592,348	$4,902,677	$1,776,639
Depreciation	(891,121)	(3,240,702)	(1,578,478)	(1,639,925)	(890,029)
Net unrealized appreciation (depreciation) of investments	$153,076	$38,954,299	$14,013,870	$3,262,752	$886,610

Permanent differences, primarily due to net operating losses, foreign currency transactions, real estate investment trust adjustments, investments in passive foreign investment companies, distribution reallocations, investments in partnerships, nondeductible reorganization expenses and tax basis earnings and profits adjustments, resulted in reclassifications among the Funds’ components of net assets as of September 30, 2015, the Funds’ last tax year end, as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Capital paid-in	$(1)	$(1)	$(3,600)	$(32,962)	$(1)
Undistributed (Over-distribution of) net investment income	(8,385)	(5,241)	(20,472)	33,376	(193)
Accumulated net realized gain (loss)	8,386	5,242	24,072	(414)	194

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2015, the Funds’ last tax year end, were as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Undistributed net ordinary income[1]	$220,191	$563,247	$483,329	$—	$—
Undistributed net long-term capital gains	220,329	6,900,648	3,099,314	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended September 30, 2015, was designated for purposes of the dividends paid deduction as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Distributions from net ordinary income[1]	$193,733	$3,663,508	$5,585,434	$6,716	$249
Distributions from net long-term capital gains	—	6,422,070	3,109,550	26,395	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of September 30, 2015, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Symphony Mid-Cap Core[2]	Symphony Small Cap Core
Expiration:
September 30, 2016	$6,812,916	$—
Not subject to expiration	—	3,718
Total	$6,812,916	$3,718
[2]	Symphony Mid-Cap Core’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

74	Nuveen Investments

During the Funds’ last tax year ended September 30, 2015, the following Funds utilized capital loss carryforwards as follows:

	Symphony International Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Utilized capital loss carryforwards	$167,810	$4,851,241	$7,282

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	Symphony Mid-Cap Core	Symphony Small Cap Core
Post-October capital losses[3]	$—	$50,498
Late-year ordinary losses[4]	23,957	3,346
[3]	Capital losses incurred from November 1, 2014 through September 30, 2015, the Funds’ last tax year end.
[4]	Ordinary losses incurred from January 1, 2015 through September 30, 2015 and/or specified losses incurred from November 1, 2014 through September 30, 2015.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
For the first $125 million	0.6000%	0.5000%	0.5000%	0.5500%	0.7000%
For the next $125 million	0.5875	0.4875	0.4875	0.5375	0.6875
For the next $250 million	0.5750	0.4750	0.4750	0.5250	0.6750
For the next $500 million	0.5625	0.4625	0.4625	0.5125	0.6625
For the next $1 billion	0.5500	0.4500	0.4500	0.5000	0.6500
For net assets over $2 billion	0.5250	0.4250	0.4250	0.4750	0.6250

Nuveen Investments	75

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2016, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Symphony International Equity	0.1632%
Symphony Large-Cap Growth	0.1632
Symphony Low Volatility Equity	0.1812
Symphony Mid-Cap Core	0.1943
Symphony Small Cap Core	0.1632

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony International Equity	1.13%	January 31, 2017	1.38%
Symphony Large-Cap Growth	1.00	January 31, 2017	1.35
Symphony Low Volatility Equity	0.80	January 31, 2017	1.45
Symphony Mid-Cap Core	1.15	January 31, 2017	1.40
Symphony Small Cap Core	1.15	January 31, 2017	N/A
N/A	– Not applicable.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Sales charges collected	$112	$32,632	$104,698	$4,757	$—
Paid to financial intermediaries	98	28,768	92,340	4,153	—

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

76	Nuveen Investments

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Commission advances	$182	$11,091	$81,289	$165	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
12b-1 fees retained	$666	$10,978	$45,177	$670	$697

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
CDSC retained	$—	$322	$2,217	$—	$—

As of the end of the reporting period, Nuveen owned shares of the following Funds:

	Symphony International Equity	Symphony Small Cap Core
Class A Shares	$—	$2,500
Class C Shares	—	2,500
Class R3 Shares	3,058	—
Class I Shares	—	45,000

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2015, Symphony Mid-Cap Core utilized $148,681 of the Unsecured Credit Line at an annualized interest rate of 1.68% on its outstanding balance. The remaining Funds in this report did not draw on this Unsecured Credit Line during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

Nuveen Investments	77

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Symphony Asset Management, LLC 555 California Street Rene Suite 2975 San Francisco, CA 94104	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

78	Nuveen Investments

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Beta: A measure of the volatility of a portfolio relative to the overall market. A beta less than 1.0 indicates lower risk than the market; a beta greater than 1.0 indicates higher risk than the market.

Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper International Multi-Cap Growth Funds classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Growth Funds classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Multi-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Core Funds classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Index: An unmanaged index generally considered representative of large-cap stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments	79

Glossary of Terms Used in this Report (continued)

Russell Midcap® Index: An index constructed to provide a comprehensive and unbiased barometer for the mid-cap segment of the equity market, which includes the smallest 800 securities within the Russell 1000® Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

80	Nuveen Investments

Notes

Nuveen Investments	81

Notes

82	Nuveen Investments

Notes

Nuveen Investments	83

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $229 billion in assets as of March 31,2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MSA-SYMPH-0316D        16362-INV-B-05/17

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: June 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: June 6, 2016

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: June 6, 2016